GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2021 (Unaudited)

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
BANK LOANS (77.25%)(b)

AEROSPACE & DEFENSE (5.50%)
Arcline FM Holdings LLC, First Lien Initial Term Loan(c)(p)	United States	3M US L + 4.75%	5.50%	06/23/28	$752,287	$754,168
Dynasty Acquisition Co., Inc., First Lien 2020 B-1 Term Loan	United States	3M US L + 3.50%	3.63%	04/06/26	958,524	939,578
Dynasty Acquisition Co., Inc., First Lien 2020 B-2 Term Loan	United States	3M US L + 3.50%	3.63%	04/06/26	515,335	505,150
Fairbanks Morse Defense, Second Lien Term Loan(c)	United States	3M US L + 8.25%	9.00%	06/15/29	2,158,322	2,169,112
Forming Machining Industries Holdings LLC, First Lien Initial Term Loan	United States	3M US L + 4.25%	4.38%	10/09/25	681,827	634,783
Forming Machining Industries Holdings LLC, Second Lien Initial Term Loan(c)	United States	3M US L + 8.25%	8.38%	10/09/26	310,000	275,900
Jazz Acquisition, Inc., First Lien Initial Term Loan	United States	1M US L + 4.25%	4.33%	06/19/26	799,873	780,092
Jazz Acquisition, Inc., Second Lien Initial Term Loan	United States	1M US L + 8.00%	8.08%	06/18/27	1,058,702	976,652
Kellstrom Commercial Aerospace, Inc. - Initial Term Loan(c)	United States	3M US L + 5.50%	6.50%	07/01/25	2,241,783	2,107,276
Kellstrom Commercial Aerospace, Inc. - Revolver(c)(d)	United States	1M US L + 5.50%	6.50%	07/01/25	361,314	339,635
MB Aerospace Holdings II Corp., First Lien Initial Term Loan	United States	3M US L + 3.50%	4.50%	01/22/25	2,613,151	2,440,030
MRO Holdings, Inc., First Lien Initial Term Loan	United States	3M US L + 5.00%	5.14%	06/04/26	1,003,918	1,006,222
Nordam Group LLC, First Lien Initial Term Loan	United States	1M US L + 5.50%	5.63%	04/09/26	1,102,993	1,046,464
Novaria Holdings LLC, First Lien Initial Term Loan	United States	3M US L + 5.50%	6.50%	01/27/27	1,529,176	1,503,684
Peraton Corp., First Lien B Term Loan(p)	United States	1M US L + 3.75%	4.50%	02/01/28	1,692,947	1,696,917
Peraton Corp., Second Lien B-1 Term Loan	United States	1M US L + 7.75%	8.50%	02/01/29	541,097	553,271
PICP Project Sprint Intermediate II LLC(c)(e)(f)	United States		26.00%	10/15/21	634,281	353,612
Sprint Intermediate Holding I Term Loan(c)(e)(f)	United States		18.00%	06/30/26	2,275,584	2,304,029
Turbocombustor Technology, Inc., First Lien Term Loan(c)(e)	United States	1M US L + 10.25%	11.25%	07/15/27	2,992,556	2,992,556
Vectra Co., First Lien Initial Term Loan(p)	United States	1M US L + 3.25%	3.33%	03/08/25	1,224,071	1,202,956
Whitcraft LLC, First Lien Initial Term Loan(c)	United States	3M US L + 6.00%	7.00%	04/03/23	3,489,208	3,323,471
Whitcraft LLC, First Lien Revolving Term Loan(c)(d)	United States	L + 0.50%		04/03/23	158,575	151,042
WP CPP Holdings LLC, First Lien Initial Term Loan	United States	3M US L + 3.75%	4.75%	04/30/25	2,585,504	2,523,284
WP CPP Holdings LLC, Second Lien Initial Term Loan	United States	3M US L + 7.75%	8.75%	04/30/26	1,267,182	1,252,533
						31,832,417
AUTOMOTIVE (2.03%)
BTM Comms Jersey Limited(c)	Israel	6M US L + 6.00%	6.50%	05/12/28	1,509,000	1,509,000
CST Buyer Company, First Lien Tranche B Term Loan(c)	United States	3M US L + 6.00%	7.00%	10/03/25	4,634,444	4,634,444
CST Buyer Company, Revolving Credit Facility Term Loan(c)(d)	United States	L + 0.50%		10/03/25	233,472	233,472

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
AUTOMOTIVE (continued)
Mavis Tire Express Services Topco Corp., First Lien Initial Term Loan(p)	United States	1M US L + 4.00%	4.75%	05/04/28	$1,894,846	$1,901,629
Midas Intermediate Holdco II LLC, First Lien Closing Date Term Loan	United States	3M US L + 7.50%	8.50%	12/22/25	2,305,478	2,206,977
Truck Hero, Inc., First Lien Initial Term Loan(p)	United States	1M US L + 3.25%	4.00%	01/31/28	398,417	398,085
Wheel Pros, Inc., First Lien Initial Term Loan(p)	United States	1M US L + 4.50%	5.25%	05/11/28	838,498	839,194
						11,722,801
BANKING (0.10%)
Paysafe Group Holdings II, Ltd., First Lien Facility B1 Term Loan(g)(p)	United States	3M US L + 2.75%	3.25%	06/28/28	577,698	572,499

BEVERAGE, FOOD, & TOBACCO (1.35%)
Cookie Acquisition SAS, First Lien Facility B Term Loan(g)	France	L + 4.00%		02/15/27	€795,412	890,842
Froneri International, Ltd., First Lien Facility B1 Term Loan	United Kingdom	3M EUR L + 2.38%	2.38%	01/29/27	650,024	737,736
H-Food Holdings LLC, First Lien Initial Term Loan(p)	United States	1M US L + 3.69%	3.77%	05/23/25	$1,522,680	1,520,464
MIC Glen LLC, First Lien Initial Term Loan(p)	United States	3M US L + 3.50%	4.00%	07/21/28	281,616	280,525
Quidditch Acquisition, Inc., First Lien B Term Loan	United States	1M US L + 7.00%	8.00%	03/21/25	3,484,273	3,432,027
Sigma Holdco B.V., First Lien Facility B2 Term Loan(p)	Netherlands	6M US L + 3.00%	3.16%	07/02/25	977,119	962,159
						7,823,753
CAPITAL EQUIPMENT (5.22%)
10945048 Canada, Inc., Second Lien Term Loan(c)	Canada	3M CDOR + 8.00%	9.00%	09/21/26	CAD 1,585,500	1,251,777
ACProducts Holdings, Inc., First Lien Initial Term Loan(p)	United States	3M US L + 4.25%	4.75%	05/17/28	$247,414	247,326
ASP Unifrax Holdings, Inc., First Lien EUR Term Loan	United States	3M EUR L + 3.75%	3.75%	12/12/25	€615,277	699,340
ASP Unifrax Holdings, Inc., First Lien USD Term Loan	United States	3M US L + 3.75%	3.88%	12/12/25	$1,467,283	1,452,309
ASP Unifrax Holdings, Inc., Second Lien Term Loan	United States	1M US L + 8.50%	8.58%	12/14/26	917,431	909,404
Avaya, Inc., First Lien Tranche B-2 Term Loan(p)	United States	1M US L + 4.00%	4.08%	12/15/27	495,170	496,374
Blackbird Purchaser, Inc., Second Lien Incremental Term Loan(c)	United States	3M US L + 8.50%	8.63%	04/08/27	1,418,860	1,376,294
C&D Technologies, Inc., First Lien B Term Loan	United States	1M US L + 5.75%	5.83%	12/20/25	1,700,200	1,681,081
Cohu, Inc., First Lien Initial B Term Loan(p)	United States	3M US L + 3.00%	3.17%	10/01/25	293,842	293,201
Crosby Group LLC, First Lien Initial Term Loan(p)	United States	1M US L + 4.75%	4.83%	06/26/26	869,177	869,990
Electronics for Imaging, Inc., First Lien Initial Term Loan	United States	1M US L + 5.00%	5.08%	07/23/26	1,223,842	1,158,158
Electronics for Imaging, Inc., Second Lien Initial Term Loan(c)	United States	1M US L + 9.00%	9.08%	07/23/27	2,057,305	1,851,575
Engineered Components and Systems LLC, First Lien Delayed Draw Term Loan(c)(d)(p)	United States	L + 3.00%		08/02/28	179,478	179,702

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
CAPITAL EQUIPMENT (continued)
Engineered Components and Systems LLC, First Lien Initial Term Loan(c)(p)	United States	1M US L + 6.00%	6.50%	08/02/28	$603,046	$603,800
Engineered Controls Intl, LLC, Term Loan(c)	United States	3M US L + 7.00%	8.50%	11/05/24	4,993,326	5,043,259
Engineered Machinery Holdings, Inc., Second Lien Incremental Amendment No. 2 Term Loan	United States	3M US L + 6.50%	7.25%	05/21/29	2,204,586	2,229,387
Esdec Solar Group B.V., First Lien Initial Term Loan(c)(p)	Netherlands	3M US L + 5.00%	5.75%	08/30/28	630,998	632,575
Excelitas Technologies Corp., First Lien Initial USD Term Loan(c)(p)	United States	3M US L + 3.50%	4.50%	12/02/24	489,556	492,004
LEB Holdings , Inc., First Lien Initial Term Loan(p)	United States	3M US L + 3.75%	4.50%	11/02/27	261,528	262,618
Logoplaste Parent SARL, First Lien Facility B Term Loan(p)	Luxembourg	1M US L + 4.25%	4.75%	04/20/28	522,193	522,193
Maravai Intermediate Holdings LLC, First Lien Initial Term Loan(p)	United States	1M US L + 3.75%	4.75%	10/19/27	418,020	419,719
Ohio Transmission Corporation, Term Loan(c)	United States	3M US L + 8.50%	8.63%	04/09/27	1,961,592	1,902,744
Rackspace Technology Global, Inc., First Lien 2021 B Term Loan(p)	United States	3M US L + 2.75%	3.50%	02/15/28	1,483,271	1,474,172
Shape Technologies Group, Inc., First Lien Initial Term Loan	United States	1M US L + 3.00%	3.08%	04/21/25	1,694,900	1,579,291
Watlow Electric Manufacturing Company, First Lien Initial Term Loan(p)	United States	3M US L + 4.00%	4.50%	03/02/28	669,068	671,995
WireCo WorldGroup, Inc., First Lien Initial Term Loan	United States	3M US L + 5.00%	6.00%	09/29/23	1,869,647	1,873,536
						30,173,824
CHEMICALS, PLASTICS, & RUBBER (2.25%)
Ascend Performance Materials Operations LLC, First Lien 2021 Refinancing Term Loan(p)	United States	3M US L + 4.75%	5.50%	08/27/26	1,930,564	1,956,356
ASK Chemicals International Holding GmbH, First Lien Facility B Term Loan	Germany	6M EUR L + 5.50%	5.50%	05/12/23	€1,000,000	1,106,944
ASP Chromaflo Intermediate Holdings, Inc., First Lien Initial Tranche B-1 Term Loan(c)(p)	United States	1M US L + 3.50%	4.50%	11/20/23	$213,745	214,280
ASP Chromaflo Intermediate Holdings, Inc., First Lien Initial Tranche B-2 Term Loan(c)(p)	United States	1M US L + 3.50%	4.50%	11/20/23	278,867	279,565
CPC Acquisition Corp., First Lien Initial Term Loan(p)	United States	3M US L + 3.75%	4.50%	12/29/27	490,728	491,138
CPC Acquisition Corp., Second Lien Initial Term Loan	United States	3M US L + 7.75%	8.50%	12/29/28	924,085	931,016
LSF11 Skyscraper Holdco SARL, First Lien Facility B3 Term Loan(p)	Luxembourg	6M US L + 3.50%	4.25%	09/29/27	652,645	654,280
Nouryon Finance B.V., First Lien Initial Dollar Term Loan(p)	United States	1M US L + 2.75%	2.83%	10/01/25	1,425,940	1,418,275
Plaskolite PPC Intermediate II LLC, First Lien 2021-1 Refinancing Term Loan(p)	United States	3M US L + 4.00%	4.75%	12/15/25	677,038	678,944
Solenis International LP, First Lien B Term Loan(g)(p)	United States	L + 3.75%		09/15/28	640,820	640,753
Sparta U.S. Holdco LLC, First Lien Initial Term Loan(p)	United States	3M US L + 3.50%	4.25%	08/02/28	357,582	358,700
V Global Holdings LLC, First Lien Initial Term Loan(c)	United States	1M US L + 6.00%	7.00%	12/22/27	2,285,391	2,285,391

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
CHEMICALS, PLASTICS, & RUBBER (continued)
V Global Holdings LLC, Revolving Credit, First Lien Term Loan(c)(g)	United States	L + 6.00%		12/22/25	$371,009	$371,009
Venator Finance SARL, First Lien Initial Term Loan(p)	Luxembourg	1M US L + 3.00%	3.08%	08/08/24	1,175,283	1,161,820
W. R. Grace Holdings LLC, First Lien Initial Term Loan(g)(p)	United States	L + 3.75%		08/11/28	480,094	482,420
						13,030,891
CONSTRUCTION & BUILDING (2.07%)
Aegion Corp., First Lien Initial Term Loan(p)	United States	3M US L + 4.75%	5.50%	05/17/28	532,316	536,973
Crown Subsea Communications Holding, Inc., First Lien Initial Term Loan(p)	United States	1M US L + 5.00%	5.75%	04/27/27	749,683	757,180
LSF10 XL Bidco S.C.A., First Lien Facility B4 Term Loan	Luxembourg	3M EUR L + 4.25%	4.25%	04/12/28	€1,500,000	1,743,496
Playpower, Inc., First Lien Initial Term Loan(g)(p)	United States	3M US L + 5.50%	5.63%	05/08/26	$2,265,522	2,239,095
Recess Holdings, Inc., First Lien Initial Term Loan(p)	United States	3M US L + 3.75%	4.75%	09/30/24	1,979,381	1,975,264
Sequa Mezzanine Holdings LLC, First Lien Extended Term Loan	United States	3M US L + 6.75%	7.75%	11/28/23	2,368,041	2,406,900
TAMKO Building Products LLC, First Lien Initial Term Loan(p)	United States	2M US L + 3.00%	3.10%	05/29/26	108,757	108,485
Wilsonart LLC, First Lien Tranche E Term Loan(p)	United States	3M US L + 3.50%	4.50%	12/31/26	1,335,992	1,338,497
Yak Access LLC, Second Lien Initial Term Loan	United States	3M US L + 10.00%	10.13%	07/10/26	1,250,000	889,844
						11,995,734
CONSUMER GOODS: DURABLE (2.03%)
Amer Sports Holding Oy, First Lien Facility B Term Loan	Finland	6M EUR L + 4.50%	4.50%	03/30/26	€812,416	943,515
Auris Luxembourg III SARL, First Lien Facility B1A Term Loan	Denmark	6M EUR L + 4.00%	4.00%	02/27/26	795,720	921,336
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan(p)	Denmark	1M US L + 3.75%	3.83%	02/27/26	$1,125,063	1,116,980
Conair Holdings LLC, First Lien Initial Term Loan(p)	United States	3M US L + 3.75%	4.25%	05/17/28	593,753	594,928
Harbor Freight Tools USA, Inc., First Lien Initial (2021) Term Loan(p)	United States	1M US L + 2.75%	3.25%	10/19/27	2,131,106	2,132,534
Lakeshore Learning Materials, First Lien Term Loan(c)(g)(p)	United States	L + 3.50%		09/29/28	360,352	360,352
New Milani Group LLC, First Lien Term Loan(c)	United States	3M US L + 6.50%	7.50%	06/06/24	774,000	735,300
TLC Purchaser, Inc. Delayed Draw Term Loan(c)(d)	United States	L + 0.50%		10/13/25	623,197	548,413
TLC Purchaser, Inc. Revolver Loan(c)(d)	United States	PRIME + 4.75%	8.00%	10/13/25	778,763	685,311
TLC Purchaser, Inc. Term Loan B(c)	United States	3M US L + 5.75%	6.75%	10/13/25	3,611,690	3,178,288
VC GB Holdings I Corp, First Lien Initial Term Loan(p)	United States	3M US L + 3.50%	4.00%	07/21/28	518,888	519,321
						11,736,278
CONSUMER GOODS: NON-DURABLE (0.82%)
ABG Intermediate Holdings 2 LLC, First Lien 2021 Refinancing Term Loan(p)	United States	3M US L + 3.25%	4.00%	09/27/24	237,941	237,941
FL Hawk Intermediate Holdings, Inc. Term Loan(c)	United States	3M US L + 9.00%	10.00%	08/22/28	924,225	924,225

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
CONSUMER GOODS: NON-DURABLE (continued)
Kronos Acquisition Holdings, Inc., First Lien Tranche B-1 Term Loan(p)	Canada	3M US L + 3.75%	4.25%	12/22/26	$665,541	$650,926
New Era Cap Co., Inc., First Lien A Term Loan(c)	United States	1M US L + 6.50%	7.50%	09/10/23	1,749,264	1,801,741
Plaze, Inc., First Lien 2021-1 Term Loan(p)	United States	1M US L + 3.75%	4.50%	08/03/26	620,313	620,573
Plaze, Inc., First Lien Initial Term Loan(p)	United States	1M US L + 3.50%	3.58%	08/03/26	491,250	489,103
						4,724,509
CONTAINERS, PACKAGING, & GLASS (1.87%)
Anchor Packaging LLC, First Lien Initial Term Loan(p)	United States	1M US L + 4.00%	4.08%	07/18/26	507,730	508,050
Flex Acquisition Company, Inc., First Lien 2021 Specified Refinancing Term Loan(p)	United States	3M US L + 3.50%	4.00%	03/02/28	28,809	28,787
Jadex, Inc., First Lien 2021 Refinancing Term Loan(p)	United States	1M US L + 4.75%	5.50%	02/18/28	1,283,047	1,272,892
Mauser Packaging Solutions Holding Company, First Lien Initial Term Loan(p)	United States	1M US L + 3.25%	3.33%	04/03/24	1,610,033	1,579,716
Pactiv Evergreen, Inc., First Lien Tranche B-3 U.S. Term Loan(g)(p)	United States	1M US L + 3.50%	4.00%	09/24/28	378,186	378,186
Pretium PKG Holdings, Inc., First Lien Initial Term Loan(g)(p)	United States	L + 4.00%		10/02/28	301,226	301,957
Pro Mach Group, Inc., First Lien Closing Date Initial Term Loan(p)	United States	1M US L + 4.00%	5.00%	08/31/28	1,323,868	1,331,434
Pro Mach Group, Inc., First Lien Delayed Draw Term Loan(d)(g)(p)	United States	L + 4.00%		08/31/28	214,914	216,142
ProAmpac PG Borrower LLC, First Lien 2020-1 Term Loan(p)	United States	3M US L + 3.75%	4.50%	11/03/25	647,052	649,074
Technimark LLC, First Lien Initial Term Loan(p)	United States	3M US L + 3.75%	4.25%	07/09/28	376,530	376,059
Tekni-Plex, Inc., First Lien Tranche B-3 Initial Term Loan(p)	United States	3M US L + 4.00%	4.50%	07/31/28	432,314	433,574
Tricorbraun Holdings, Inc., First Lien Closing Date Initial Term Loan(p)	United States	1M US L + 3.25%	3.75%	03/03/28	862,925	859,262
Tricorbraun Holdings, Inc., First Lien Delayed Draw Term Loan(d)(p)	United States	1M US L + 3.25%	3.75%	03/03/28	194,418	193,592
Trident TPI Holdings, Inc., First Lien Delayed Draw Term Loan(d)(p)	United States	L + 2.00%		07/31/28	61,321	61,500
Trident TPI Holdings, Inc., First Lien Term Loan(g)	United States	L + 3.25%		10/17/24	€531,290	608,882
Trident TPI Holdings, Inc., First Lien Tranche B-1 Term Loan(p)	United States	3M US L + 3.00%	4.00%	10/17/24	$552,094	552,400
Valcour Packaging, LLC Term Loan, First Lien Term Loan(c)(g)(p)	United States	L + 3.75%		09/29/28	406,606	404,573
Valcour Packaging, LLC Term Loan, Second Lien Term Loan(c)(g)	United States	L + 7.00%		10/01/29	1,057,166	1,046,594
						10,802,674
ENERGY: OIL & GAS (0.72%)
AMH Litigation Trust Initial Loan(c)(f)	United States			06/06/25	1,044	1,044
BlackBrush Oil & Gas LP, First Lien Term Loan(c)(e)	United States	3M US L + 7.00%	8.00%	09/01/25	823,383	823,383
Lower Cadence Holdings LLC, First Lien Initial Term Loan	United States	1M US L + 4.00%	4.09%	05/22/26	887,784	888,263

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
ENERGY: OIL & GAS (continued)
Oryx Midstream Services Permian Basin, LLC Term Loan B, First Lien Term Loan(c)(g)(p)	United States	L + 3.25%		09/29/28	$1,040,514	$1,035,311
Oxbow Carbon LLC, First Lien Term Loan(p)	United States	1M US L + 4.25%	5.00%	10/19/25	1,412,217	1,420,168
						4,168,169
ENVIRONMENTAL INDUSTRIES (0.32%)
Urbaser, S.A. Term Loan B, First Lien Term Loan(g)	Luxembourg	L + 4.75%		10/02/28	€1,209,650	1,389,514
WIN Waste Innovations Holdings, Inc., First Lien Initial Term Loan(p)	United States	3M US L + 2.75%	3.25%	03/24/28	$464,283	464,671
						1,854,185
FIRE: FINANCE (1.83%)(p)
Advisor Group Holdings, Inc., First Lien B-1 Term Loan	United States	1M US L + 4.50%	4.58%	07/31/26	1,660,043	1,664,849
Cast & Crew Payroll LLC, First Lien Initial Term Loan	United States	1M US L + 3.75%	3.83%	02/09/26	739,566	737,665
Claros Mortgage Trust, Inc., First Lien Initial Term Loan(c)	United States	1M US L + 5.00%	6.00%	08/09/26	2,052,597	2,062,860
DRW Holdings LLC, First Lien Initial Term Loan	United States	1M US L + 3.75%	3.83%	03/01/28	1,123,282	1,121,176
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan	United States	3M US L + 4.00%	4.12%	02/18/27	311,617	312,444
HighTower Holdings LLC, Delayed Draw Term Loan(d)	United States	L + 4.00%		04/16/28	127,316	127,495
HighTower Holdings LLC, First Lien Initial Term Loan	United States	3M US L + 4.00%	4.75%	04/21/28	606,875	607,728
Hudson River Trading LLC, First Lien Term Loan	United States	1M US L + 3.00%	3.08%	03/20/28	1,980,314	1,971,828
ION Trading Finance, Ltd., First Lien Initial Dollar (2021) Term Loan	Ireland	3M US L + 4.75%	4.92%	04/01/28	1,976,506	1,982,939
						10,588,984
FIRE: INSURANCE (1.57%)
Hub International, Ltd., First Lien Initial Term Loan(p)	United States	3M US L + 2.75%	2.88%	04/25/25	1,635,917	1,622,036
MRH Trowe Beteiligungsgesellschaft mbH Acquisition(c)(d)	Germany	L + 1.65%		07/26/28	€2,370,000	2,717,827
MRH Trowe Beteiligungsgesellschaft mbH Term Loan A(c)	Germany	3M EUR L + 5.50%	5.50%	07/26/28	1,885,000	2,161,647
Tempo Acquisition LLC, First Lien Extended Term Loan(p)	United States	1M US L + 3.25%	3.33%	11/02/26	$1,486,405	1,491,206
World Insurance Associates, LLC, Delayed Draw Term Loan(c)(d)	United States	1M US L + 5.75%	6.75%	04/01/26	733,179	725,847
World Insurance Associates, LLC, Revolving, Revolving Term Loan(c)(d)	United States	L + 0.50%		04/01/26	81,464	80,650
World Insurance Associates, LLC, Term Loan(c)	United States	3M US L + 5.75%	6.75%	04/01/26	276,499	273,734
						9,072,947
FIRE: REAL ESTATE (0.55%)
RealPage, Inc., First Lien Initial Term Loan(p)	United States	1M US L + 3.25%	3.75%	04/24/28	1,325,255	1,322,631
Strand Court Limited, Facility A Tranche 4(c)	United Kingdom	3M EUR L + 6.75%	7.25%	02/13/23	€340,216	391,133
Strand Court Limited, Facility A Tranche 5(c)	United Kingdom	3M EUR L + 6.75%	7.25%	02/13/23	240,148	276,088
Strand Court Limited, Facility A Tranche 6(c)	United Kingdom	3M EUR L + 6.75%	7.25%	02/13/23	1,020,408	1,161,301
						3,151,153

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
FOREST PRODUCTS & PAPER (0.36%)
Solenis Holdings LLC, First Lien Initial Dollar Term Loan(p)	United States	1M US L + 4.00%	4.08%	06/26/25	$14,493	$14,513
Solenis Holdings LLC, Second Lien Initial Dollar Term Loan	United States	1M US L + 8.50%	8.58%	06/26/26	2,036,269	2,040,097
						2,054,610
HEALTHCARE & PHARMACEUTICALS (8.16%)
Amneal Pharmaceuticals LLC, First Lien Initial Term Loan(g)(p)	United States	1M US L + 3.50%	3.63%	05/04/25	3,210,043	3,173,272
athenahealth, Inc., First Lien B-1 Term Loan(p)	United States	3M US L + 4.25%	4.38%	02/11/26	2,163,224	2,172,147
Bayou Intermediate II LLC, First Lien Initial Term Loan(c)(p)	United States	3M US L + 4.50%	5.25%	05/12/28	573,219	575,369
Chip Holdco, Ltd., First Lien B Term Loan(c)	United Kingdom	6M US L + 5.00%	5.17%	07/11/25	961,318	961,318
Curium BidCo SARL, First Lien Additional Senior Facility Term Loan(c)(p)	Luxembourg	3M US L + 4.25%	5.00%	10/27/27	696,333	698,944
Curium BidCo SARL, Second Lien Term Loan	Luxembourg	3M US L + 7.75%	8.50%	10/27/28	811,462	825,159
Endo Luxembourg Finance Company I SARL, First Lien 2021 Term Loan(p)	United States	3M US L + 5.00%	5.75%	03/27/28	2,281,935	2,236,775
Envision Healthcare Corp., First Lien Initial Term Loan	United States	1M US L + 3.75%	3.83%	10/10/25	1,335,441	1,192,415
eResearchTechnology, Inc., First Lien Initial Term Loan(p)	United States	1M US L + 4.50%	5.50%	02/04/27	2,229,493	2,243,081
Genesis Care Finance Pty, Ltd., First Lien Facility B4 Term Loan	United States	3M EUR L + 4.75%	4.75%	05/14/27	€561,618	654,845
Genesis Care Finance Pty, Ltd., First Lien Facility B5 Term Loan(p)	United States	3M US L + 5.00%	6.00%	05/14/27	$933,451	932,868
Golden State Buyer, Inc., First Lien Initial Term Loan(c)(p)	United States	1M US L + 4.75%	5.50%	06/21/26	2,586,239	2,586,239
Jazz Pharmaceuticals Public, Ltd. Company, First Lien Initial Dollar Term Loan(p)	United States	1M US L + 3.50%	4.00%	05/05/28	814,493	816,534
Mendel Bidco, Inc., Term Loan(c)	Spain	3M US L + 4.50%	4.50%	06/17/27	2,715,805	2,715,805
Mertus 522. GmbH, Acquisition/Capex Facility(c)	Germany	6M EUR L + 6.25%	6.25%	05/28/26	€467,970	542,071
Mertus 522. GmbH, Facility B(c)	Germany	6M EUR L + 6.25%	6.25%	05/28/26	800,751	927,547
Milano Acquisition Corp., First Lien B Term Loan(p)	United States	3M US L + 4.00%	4.75%	10/01/27	$1,438,015	1,443,407
Mozart Debt Merger Sub, Inc. Term Loan B, First Lien Term Loan(c)(g)(p)	United States	L + 3.25%		10/15/28	1,544,037	1,536,317
National Mentor Holdings, Inc., First Lien Initial Term Loan(p)	United States	1M US L + 3.75%	4.50%	03/02/28	1,837,791	1,840,088
National Mentor Holdings, Inc., Second Lien Initial Term Loan	United States	3M US L + 7.25%	8.00%	03/02/29	1,609,442	1,639,619
Option Care Health, Inc., First Lien B Term Loan(p)	United States	1M US L + 3.75%	3.83%	08/06/26	956,137	956,974
Padagis LLC, First Lien B Term Loan(c)	United States	3M US L + 4.75%	5.25%	07/06/28	1,066,474	1,068,473
Parexel International Corp., First Lien Initial Term Loan(p)	United States	1M US L + 2.75%	2.83%	09/27/24	2,583,922	2,584,645
Parexel International Corp., First Lien Term Loan(g)(p)	United States	L + 3.50%		08/11/28	1,450,816	1,452,862
Project Ruby Ultimate Parent Corp., First Lien Closing Date Term Loan(p)	United States	1M US L + 3.25%	4.00%	03/10/28	342,977	342,977
Radnet Management, Inc., First Lien Initial Term Loan(p)	United States	3M US L + 3.00%	3.75%	04/23/28	658,047	657,843

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
HEALTHCARE & PHARMACEUTICALS (continued)
Revint Intermediate II LLC, First Lien Initial Term Loan(p)	United States	1M US L + 5.00%	5.75%	10/15/27	$1,132,196	$1,139,980
RH Diagnostik & Therapie Holding GmbH(c)(g)	Germany	L + 6.75%		09/15/28	€3,415,542	3,956,378
Sunmed Group Holdings, LLC, Revolver(c)(d)	United States	3M US L + 5.75%	6.50%	06/16/27	$137,842	136,464
Sunmed Group Holdings, LLC, Term Loan(c)	United States	3M US L + 5.75%	6.50%	06/16/28	2,081,364	2,060,550
U.S. Anesthesia Partners, Inc., First Lien Initial Term Loan(p)	United States	3M US L + 3.00%	4.00%	06/23/24	398,479	398,991
Upstream Newco, Inc., First Lien August 2021 Incremental Term Loan(p)	United States	1M US L + 4.25%	4.33%	11/20/26	397,216	397,776
Upstream Rehabilitation, Inc., Second Lien Term Loan(c)	United States	1M US L + 8.50%	8.59%	10/24/27	456,140	451,579
US Radiology Specialists, Inc., First Lien Closing Date Term Loan(p)	United States	3M US L + 5.50%	6.25%	12/15/27	1,776,714	1,787,259
Verscend Holding Corp., First Lien B-1 Term Loan(p)	United States	1M US L + 4.00%	4.08%	08/27/25	107,312	107,602
						47,214,173
HIGH TECH INDUSTRIES (8.50%)
AMI US Holdings Inc. Revolver Loan(c)(d)	United States	1M US L + 5.50%	5.60%	04/01/24	145,361	145,361
AMI US Holdings Inc. Term Loan(c)	United States	1M US L + 5.50%	6.50%	04/01/25	1,079,859	1,079,859
AppLovin Corp., First Lien Initial Term Loan(p)	United States	1M US L + 3.25%	3.33%	08/15/25	1,460,221	1,460,104
Appriss Health LLC, First Lien Initial Term Loan(c)	United States	3M US L + 7.25%	8.25%	05/06/27	988,075	978,194
Appriss Health LLC, First Lien Revolving Credit Term Loan(c)(d)	United States	L + 0.50%		05/06/27	65,875	65,216
Australian Technology LTD, 2021 Term Loan(c)	Australia	3M BBSY + 5.75%	6.75%	09/12/24	AUD 3,510,842	2,538,166
Barracuda Networks, Inc., Second Lien 2nd Lien Term Loan	United States	3M US L + 6.75%	7.50%	10/30/28	$532,670	540,495
BMC Software, Inc., Second Lien 2nd Lien Term Loan(c)(g)	United States	L + 5.50%		03/23/26	431,682	437,348
Boxer Parent Company, Inc., First Lien 2021 Replacement Dollar Term Loan(g)(p)	United States	3M US L + 3.75%	3.88%	10/02/25	1,922,321	1,914,314
Cardinal Parent, Inc., First Lien Initial Term Loan(p)	United States	3M US L + 4.50%	5.25%	11/12/27	750,180	750,675
CB Nike Intermediate Co Ltd. Closing Date Term Loan(c)	Israel	3M US L + 4.75%	5.75%	10/31/25	2,442,800	2,442,800
CB Nike Intermediate Co Ltd. Revolver Loan(c)	Israel	3M US L + 4.75%	5.75%	10/31/25	310,000	310,000
Cloudera, Inc., First Lien Term Loan(g)(p)	United States	L + 3.75%		08/10/28	939,539	939,835
Cloudera, Inc., Second Lien Term Loan(c)(g)	United States	L + 6.00%		09/30/29	1,038,558	1,038,558
Cornerstone OnDemand, Inc., First Lien 2021 Refinancing Term Loan(p)	United States	1M US L + 3.25%	3.33%	04/22/27	296,756	296,702
Cornerstone OnDemand, Inc., First Lien Initial Term Loan(g)(p)	United States	L + 3.75%		09/21/28	1,120,552	1,120,205
Creation Technologies, Inc., First Lien Term Loan(c)(g)(p)	Canada	L + 5.50%		09/14/28	1,072,292	1,068,271
DCert Buyer, Inc., First Lien Initial Term Loan(p)	United States	1M US L + 4.00%	4.08%	10/16/26	684,229	685,180
DCert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan	United States	1M US L + 7.00%	7.08%	02/19/29	1,403,693	1,419,919
Digital Media Solutions LLC, First Lien Initial Term Loan	United States	1M US L + 5.00%	5.75%	05/25/26	853,724	852,657
Drilling Info Holdings, Inc., First Lien Initial Term Loan(c)	United States	1M US L + 4.25%	4.33%	07/30/25	2,004,845	1,979,784

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
HIGH TECH INDUSTRIES (continued)
Endurance International Group Holdings, Inc., First Lien Initial Term Loan(p)	United States	6M US L + 3.50%	4.25%	02/10/28	$565,959	$563,766
Ensemble RCM LLC, First Lien Closing Date Term Loan(p)	United States	3M US L + 3.75%	3.88%	08/03/26	1,232,224	1,235,964
Epicor Software Corp., First Lien C Term Loan(p)	United States	1M US L + 3.25%	4.00%	07/30/27	1,038,617	1,039,682
Epicor Software Corp., Second Lien Initial Term Loan	United States	1M US L + 7.75%	8.75%	07/31/28	352,503	363,166
Helios Software Holdings, Inc., First Lien Initial Dollar (2021) Term Loan(p)	Luxembourg	3M US L + 3.75%	3.92%	03/11/28	1,252,594	1,252,751
IGT Holding IV AB, First Lien Facility B2 Term Loan(p)	Sweden	3M US L + 3.75%	4.25%	03/23/28	966,019	969,647
Informatica LLC, First Lien Dollar 2020 Term Loan(p)	United States	1M US L + 3.25%	3.33%	02/25/27	985,000	983,030
Ivanti Software, Inc., First Lien First Amendment Term Loan(p)	United States	3M US L + 4.00%	4.75%	12/01/27	554,749	556,344
Ivanti Software, Inc., First Lien Initial Term Loan(p)	United States	3M US L + 4.75%	5.75%	12/01/27	964,998	969,446
LTI Holdings, Inc., First Lien Initial Term Loan(p)	United States	1M US L + 3.50%	3.58%	09/06/25	2,961,859	2,926,687
MA Financeco. LLC, First Lien Tranche B-3 Term Loan(p)	United States	1M US L + 2.75%	2.83%	06/21/24	70,153	69,638
Magenta Buyer LLC, First Lien Initial Term Loan(g)(p)	United States	3M US L + 5.00%	5.75%	07/27/28	1,476,642	1,478,488
Marnix SAS, First Lien Facility B (EUR) Term Loan	France	3M EUR L + 2.75%	2.75%	11/19/26	€464,705	531,953
MediaOcean LLC, First Lien Term Loan(p)	United States	1M US L + 4.00%	4.08%	08/18/25	$246,065	246,576
MRI Software LLC, Delayed Draw Term Loan(c)(d)(e)	United States	L + 1.00%		02/10/26	38,984	38,984
MRI Software LLC, First Lien Closing Date Term Loan(c)(e)	United States	3M US L + 5.50%	6.50%	02/10/26	2,235,268	2,235,268
MRI Software LLC, First Lien Revolving Term Loan(c)(d)	United States	L + 0.50%		02/10/26	155,944	155,944
Oneshield, Inc., Revolver Loan(c)(d)	United States	L + 0.50%		09/09/26	115,942	115,942
Oneshield, Inc., Term Note(c)	United States	3M US L + 9.00%	10.00%	09/09/26	1,304,348	1,304,348
Paya Holdings III LLC, First Lien Initial Term Loan(c)	United States	3M US L + 3.25%	4.00%	06/25/28	251,561	251,875
Project Alpha Intermediate Holding, Inc., First Lien 2021 Refinancing Term Loan(p)	United States	1M US L + 4.00%	4.09%	04/26/24	271,396	271,615
Proofpoint, Inc., First Lien Initial Term Loan(p)	United States	3M US L + 3.25%	3.75%	08/31/28	1,014,610	1,010,552
Seattle SpinCo, Inc., First Lien Initial Term Loan(p)	United States	1M US L + 2.75%	2.83%	06/21/24	473,762	470,282
Skillsoft Finance II, Inc., First Lien Initial Term Loan(p)	United States	3M US L + 4.75%	5.50%	06/30/28	258,942	260,560
SolarWinds Holdings, Inc., First Lien 2018 Refinancing Term Loan(p)	United States	1M US L + 2.75%	2.83%	02/05/24	1,983,396	1,966,498
Sovos Compliance LLC, First Lien Initial Term Loan(p)	United States	3M US L + 4.50%	5.00%	08/11/28	480,898	484,306
Sovos Compliance, LLC Term Loan-DD 1L(d)(p)	United States	L + 4.50%		08/11/28	83,047	83,635
Surf Holdings SARL, First Lien Dollar Tranche Term Loan(p)	United States	3M US L + 3.50%	3.62%	03/05/27	314,619	313,350
Symplr Software, Inc., First Lien Initial Term Loan(p)	United States	3M US L + 4.50%	5.25%	12/22/27	890,701	894,820
Utimaco Management GMBH, Facility C1(c)	Germany	1M EUR L + 4.00%	4.00%	08/09/27	€2,786,275	3,227,470

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
HIGH TECH INDUSTRIES (continued)
Vision Solutions, Inc., First Lien Initial Term Loan(p)	United States	3M US L + 4.25%	5.00%	04/24/28	$814,480	$814,349
						49,150,579
HOTEL, GAMING, & LEISURE (2.79%)
Aimbridge Acquisition Co., Inc., First Lien 2021 Term Loan	United States	1M US L + 4.75%	5.50%	02/02/26	140,545	139,931
Aimbridge Acquisition Co., Inc., First Lien Initial (2019) Term Loan	United States	1M US L + 3.75%	3.83%	02/02/26	1,183,418	1,165,170
Aristocrat Leisure, Ltd., First Lien Initial Term Loan(p)	Australia	3M US L + 3.75%	4.75%	10/19/24	278,365	280,192
Caesars Resort Collection LLC, First Lien B Term Loan(p)	United States	1M US L + 2.75%	2.83%	12/23/24	1,841,691	1,833,136
Casablanca US Holdings, Inc., First Lien Amendment No. 2 Initial Term Loan	United States	1M US L + 4.00%	4.08%	03/29/24	3,956,175	3,954,335
Compass III, Ltd., First Lien Facility B2 Term Loan	Netherlands	6M EUR L + 4.00%	4.00%	05/09/25	€671,493	779,097
HNVR Holdco, Ltd., First Lien Facility C Term Loan	United Kingdom	6M EUR L + 4.50%	4.50%	09/12/27	1,353,619	1,430,175
Hurtigruten Group AS, First Lien Term Loan	Norway	6M EUR L + 8.00%	8.00%	06/11/23	953,443	1,104,140
IRB Holding Corp., First Lien 2020 Replacement B Term Loan(p)	United States	3M US L + 2.75%	3.75%	02/05/25	$1,173,273	1,173,273
J & J Ventures Gaming LLC, First Lien Initial Term Loan(c)(g)(p)	United States	1M US L + 4.00%	4.75%	04/26/28	499,328	502,448
Playa Resorts Holding Tlb, First Lien Initial Term Loan(g)	United States	L + 2.75%		04/29/24	76,061	74,579
Raptor Acquisition Corp., First Lien B Term Loan(g)(p)	Canada	L + 4.00%		11/01/26	249,457	250,517
Scientific Games International, Inc., First Lien Initial B-5 Term Loan(p)	United States	1M US L + 2.75%	2.83%	08/14/24	2,258,115	2,250,923
Stonegate Pub Company Bidco Holdings, Ltd., Second Lien Facility Term Loan(c)(g)	United Kingdom	L + 8.50%		03/06/28	£871,287	1,176,907
						16,114,823
MEDIA: ADVERTISING, PRINTING & PUBLISHING (1.36%)(p)
Castle US Holding Corp., First Lien Initial Dollar Term Loan	United States	3M US L + 3.75%	3.88%	01/29/27	$989,562	983,169
Cimpress plc, First Lien Tranche B-1 Term Loan	Ireland	1M US L + 3.50%	4.00%	05/17/28	524,482	525,630
CMI Marketing, Inc., First Lien Initial Term Loan(c)	United States	1M US L + 4.75%	5.50%	03/23/28	1,251,911	1,262,866
Constant Contact, Inc., First Lien Initial Term Loan(c)	United States	3M US L + 4.00%	4.75%	02/10/28	1,998,794	1,996,295
Magnite, Inc., Initial Term Loan	United States	6M US L + 5.00%	5.75%	04/01/28	480,577	481,778
Red Planet Borrower LLC, First Lien Initial Term Loan	United States	3M US L + 3.50%	4.25%	03/17/28	525,605	525,385
Red Planet Borrower LLC, First Lien Initial Term Loan(g)	United States	L + 3.75%		10/02/28	2,081,980	2,077,431
						7,852,554
MEDIA: BROADCASTING & SUBSCRIPTION (1.49%)
Altice Financing S.A., First Lien March 2017 Refinancing Term Loan(p)	Luxembourg	3M US L + 2.75%	2.88%	07/15/25	956,126	942,482
Altice Financing S.A., First Lien October 2017 USD Term Loan(p)	Luxembourg	3M US L + 2.75%	2.90%	01/31/26	689,261	678,750

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
MEDIA: BROADCASTING & SUBSCRIPTION (continued)
DIRECTV Financing LLC, First Lien Closing Date Term Loan(p)	United States	3M US L + 5.00%	5.75%	08/02/27	$744,931	$746,249
Lightning Finco Limited, Facility B1 Term Loan(c)	United Kingdom	3M US L + 5.75%	6.50%	07/14/28	2,127,719	2,106,442
Lightning Finco Limited, Facility B2 Term Loan(c)	United Kingdom	3M US L + 5.75%	6.50%	07/14/28	284,281	281,438
Radiate HoldCo LLC, First Lien B Term Loan(p)	United States	1M US L + 3.50%	4.25%	09/25/26	871,127	871,380
Univision Communications, Inc., First Lien B Term Loan(g)(p)	United States	L + 3.25%		05/05/28	823,293	823,145
Virgin Media Ireland, Ltd., First Lien Facility B1 Term Loan	United Kingdom	3M EUR L + 3.50%	3.50%	06/17/29	€893,224	1,032,205
Walker Edison Furniture Company LLC, Initial Term Loan(c)	United States	3M US L + 5.75%	6.75%	08/05/27	$1,130,050	1,118,749
						8,600,840
MEDIA: DIVERSIFIED & PRODUCTION (3.91%)
9 Story Media Group Inc. CAD, First Lien Term Loan(c)	Canada	3M CDOR + 5.50%	6.25%	04/30/26	CAD 1,723,128	1,360,436
9 Story Media Group Inc. Euro, First Lien Term Loan(c)	Canada	3M EUR L + 5.25%	5.25%	04/30/26	€770,648	892,677
9 Story Media Group Inc. Revolver, First Lien Term Loan(c)(d)	Canada	1M CDOR + 5.25%	6.25%	04/30/26	CAD 895,604	707,093
Aptus 1724. GmbH Capex and Acquisition Facility(c)	Germany	3M US L + 6.25%	6.50%	02/23/28	$941,323	941,323
Aptus 1724. GmbH Facility B(c)	Germany	3M EUR L + 6.00%	6.25%	02/23/28	€2,462,373	2,852,279
Crown Finance US, Inc., First Lien Initial B-1 Term Loan(e)(f)	United Kingdom		15.25%	05/23/24	$272,434	337,592
Crown Finance US, Inc., First Lien Initial Dollar Tranche Term Loan(e)(h)	United Kingdom	3M US L + 2.50%	3.50%	02/28/25	4,057	3,355
Crown Finance US, Inc., First Lien Partially Priming Incremental Term Loan	United Kingdom	3M US L + 8.25%	9.25%	05/23/24	74,173	79,829
Getty Images, Inc., First Lien Initial Dollar Term Loan(p)	United States	1M US L + 4.50%	4.63%	02/19/26	987,172	988,613
Getty Images, Inc., First Lien Initial Euro Term Loan	United States	1M EUR L + 5.00%	5.00%	02/19/26	€290,568	338,009
Indy US Bidco LLC, First Lien Tranche B-1 Term Loan(p)	United States	1M US L + 4.00%	4.08%	03/06/28	$659,505	661,862
International Entertainment Investments, Ltd., First Lien C1 Term Loan(c)	United Kingdom	6M GBP L + 4.75%	7.35%	05/31/23	£620,998	836,733
International Entertainment Investments, Ltd., First Lien C2 Term Loan(c)	United Kingdom	6M GBP L + 4.75%	7.35%	05/31/23	382,153	514,913
MH Sub I LLC, First Lien 2020 June New Term Loan(p)	United States	1M US L + 3.75%	4.75%	09/13/24	$307,091	308,243
MH Sub I LLC, First Lien Amendment No. 2 Initial Term Loan(p)	United States	1M US L + 3.50%	3.58%	09/13/24	1,673,311	1,670,550
MH Sub I LLC, Second Lien 2021 Replacement Term Loan	United States	1M US L + 6.25%	6.34%	02/23/29	1,465,563	1,491,437
National CineMedia LLC, First Lien Initial Term Loan	United States	1M US L + 4.00%	5.00%	06/20/25	1,202,573	1,124,406
National CineMedia LLC, First Lien New Incremental Term Loan(c)	United States	1M US L + 8.00%	9.00%	12/20/24	1,637,087	1,645,272
Recorded Books, Inc., First Lien 2021 Replacement Term Loan(p)	United States	1M US L + 4.00%	4.08%	08/29/25	1,891,096	1,895,531
Tech 6, First Lien Tranche 1(e)	France	6M EUR L + 6.00%	6.00%	06/30/24	€299,698	370,009
Tech 6, First Lien Tranche 2(c)(e)	France	6M EUR L + 6.00%	6.00%	06/30/24	352,807	438,302
Technicolor USA, Inc., First Lien Tranche 1 Term Loan(e)	France	6M EUR L + 3.00%	3.00%	12/31/24	880,390	983,787

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
MEDIA: DIVERSIFIED & PRODUCTION (continued)
Technicolor USA, Inc., US New Money Loan(e)	France	6M US L + 12.00%	12.15%	06/30/24	$249,887	265,714
William Morris Endeavor Entertainment LLC, First Lien B-1 Term Loan	United States	1M US L + 2.75%	2.84%	05/18/25	$1,931,089	$1,897,469
						22,605,434
METALS & MINING (0.22%)
American Consolidated Natural Resources, Inc., First Priority Term Loan(e)	United States	3M US L + 16.00%	17.00%	09/16/25	673,848	690,485
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan(c)(p)	United States	1M US L + 4.50%	5.00%	07/28/28	602,126	604,008
						1,294,493
RETAIL (3.28%)
Ascena Retail Group, Inc., First Lien Tranche B Term Loan(h)	United States	1M US L + 4.50%	5.25%	08/21/22	1,435,369	38,863
Calceus Acquisition, Inc., First Lien Initial Term Loan(g)	United States	L + 5.50%		02/12/25	610,362	534,830
Eyemart Express LLC, First Lien B-1 Term Loan(p)	United States	1M US L + 3.00%	4.00%	08/05/27	1,686,738	1,686,029
Financiere Abra SAS, Second Lien Facility Term Loan	France	1M EUR L + 8.00%	8.00%	10/23/26	€500,000	580,621
Hunkemoller B.V., First Lien Term Loan	Netherlands	6M EUR L + 4.50%	4.50%	02/10/23	1,714,286	1,834,323
L1R HB Finance, Ltd., First Lien Facility B1 Term Loan(g)	United Kingdom	3M US L + 5.25%	5.33%	09/02/24	£3,000,000	3,817,353
Mattress Firm, Inc., First Lien -2021 Term Loan(p)	United States	3M US L + 4.25%	5.00%	09/25/28	$1,308,387	1,308,394
MED ParentCo LP, First Lien Initial Term Loan(p)	United States	1M US L + 4.25%	4.33%	08/31/26	1,352,423	1,351,896
New Look Vision Group, Inc., First Lien Canadian Delayed Draw Term Loan(c)(d)	Canada	3M US L + 5.50%	6.50%	05/26/28	CAD 985,824	778,323
New Look Vision Group, Inc., First Lien Canadian Revolving Term Loan(c)(d)	Canada	3M US L + 5.50%	6.50%	05/26/26	338,000	266,856
New Look Vision Group, Inc., First Lien Initial Term Loan(c)	Canada	3M US L + 5.50%	6.50%	05/26/28	2,484,773	1,961,766
RVR Dealership Holdings LLC, First Lien B Term Loan(p)	United States	3M US L + 4.00%	4.75%	02/08/28	$923,619	923,619
RVR Dealership Holdings LLC, First Lien Delayed Draw Term Loan(d)(p)	United States	L + 4.00%		02/08/28	82,722	82,722
Thrasio, LLC, Initial Delayed Draw Term Loan(c)	United States	1M US L + 7.00%	8.00%	12/18/26	1,633,201	1,633,201
Thrasio, LLC, Initial Term Loan(c)	United States	3M US L + 7.00%	8.00%	12/18/26	1,422,152	1,422,152
Tory Burch LLC, First Lien Initial B Term Loan(p)	United States	1M US L + 3.50%	4.00%	04/16/28	761,198	763,577
						18,984,525
SERVICES: BUSINESS (9.42%)
Acuris Finance US, Inc., First Lien Initial Dollar Term Loan(p)	United States	3M US L + 4.00%	4.50%	02/16/28	294,980	296,350
AEA International Holdings SARL., First Lien Initial Term Loan(c)(p)	Luxembourg	3M US L + 3.75%	4.25%	09/07/28	1,079,331	1,080,680
Alliant Holdings Intermediate LLC, First Lien 2018 Initial Term Loan(p)	United States	1M US L + 3.25%	3.33%	05/09/25	1,185,370	1,178,258
Alliant Holdings Intermediate LLC, First Lien 2019 New Term Loan(p)	United States	1M US L + 3.25%	3.33%	05/09/25	764,454	759,806
AMCP Clean Acquisition Company LLC, First Lien Delayed Draw Term Loan	United States	1M US L + 4.25%	4.33%	07/10/25	159,264	134,578

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
SERVICES: BUSINESS (continued)
AMCP Clean Acquisition Company LLC, First Lien Term Loan	United States	1M US L + 4.25%	4.33%	07/10/25	$658,157	$556,143
Atlas CC Acquisition Corp., First Lien B Term Loan(p)	United States	3M US L + 4.25%	5.00%	05/25/28	711,087	714,692
Atlas CC Acquisition Corp., First Lien C Term Loan(p)	United States	3M US L + 4.25%	5.00%	05/25/28	144,628	145,361
Automate Intermediate Holdings II SARL(c)	Luxembourg	1M US L + 7.75%	7.83%	07/22/27	1,090,250	1,090,250
AVSC Holding Corp., First Lien 2020 B-1 Term Loan(e)	United States	3M US L + 3.25%	4.25%	03/03/25	2,381,962	2,136,620
AVSC Holding Corp., First Lien 2020 B-3 Term Loan(e)(f)	United States		15.00%	10/15/26	1,942,072	2,345,052
Brook Bidco I Limited, CA Facility 1(c)(d)(e)	Ireland	L + 0.50%		07/07/28	£630,000	840,374
Brook Bidco I Limited, CA Facility 2(c)(d)(e)	Ireland	L + 0.50%		07/07/28	470,000	626,945
Brook Bidco I Limited, Facility B(c)(e)	Ireland	3M US L + 6.00%	6.08%	07/07/28	1,727,917	2,304,913
Brook Bidco I Limited, Revolving(c)(d)(g)	Ireland	L + 6.00%		07/07/27	155,000	206,759
Brown Group Holdings LLC, First Lien Initial Term Loan(p)	United States	3M US L + 2.75%	3.25%	04/22/28	$516,779	517,061
CCC Intelligent Solutions, Inc., First Lien Initial Term Loan(g)(p)	United States	L + 2.50%		09/21/28	507,089	507,249
Chamber Bidco Limited, Facility B Term Loan(c)	United Kingdom	3M US L + 6.00%	6.50%	06/02/28	4,870,000	4,870,000
Comet Bidco, Ltd., First Lien Facility B Term Loan	United Kingdom	6M GBP L + 5.25%	5.43%	09/30/24	£469,565	590,065
Comet Bidco, Ltd., First Lien Facility B2 Term Loan(g)	United Kingdom	6M US L + 5.00%	6.00%	09/30/24	$2,239,473	2,126,256
Constellation Automotive Ltd, Term Loan(g)	United Kingdom	L + 7.50%		07/16/29	£379,158	521,576
ENC Parent Corp., First Lien Delayed Draw Term Loan(d)(p)	United States	L + 4.25%		08/19/28	$74,568	74,126
ENC Parent Corp., First Lien Initial Term Loan(p)	United States	3M US L + 4.25%	5.00%	08/19/28	838,891	833,912
GBT Group Services B.V., First Lien Initial Term Loan(g)	United States	L + 2.50%		08/13/25	569,990	516,317
Genuine Financial Holdings LLC, First Lien Initial Term Loan(p)	United States	1M US L + 3.75%	3.83%	07/11/25	1,129,887	1,121,678
GHX Ultimate Parent Corp., First Lien Initial Term Loan(p)	United States	3M US L + 3.25%	4.25%	06/28/24	673,062	674,186
Hunter Holdco 3, Ltd., First Lien Initial Dollar Term Loan(c)(p)	United Kingdom	3M US L + 4.25%	4.75%	08/19/28	1,426,065	1,434,087
Inmar, Inc., Initial Term Loan(p)	United States	3M US L + 4.00%	5.00%	05/01/24	610,650	611,337
Midcap Invest UK Acquisition Facility(c)(d)(e)	United Kingdom	L + 1.50%		05/05/28	£1,123,000	1,513,130
Midcap Invest UK Facility B(c)(e)	United Kingdom	12M SONIA + 5.50%	5.83%	05/05/28	2,527,000	3,404,880
Monotype Imaging Holdings, Inc., First Lien 2021 Incremental Term Loan(c)	United States	3M US L + 6.00%	7.00%	10/09/26	$342,899	343,757
Monotype Imaging Holdings, Inc., First Lien Term Loan(g)	United States	3M US L + 5.50%	6.50%	10/09/26	2,138,183	2,139,968
Osmose Utilities Services, Inc., First Lien Initial Term Loan(p)	United States	1M US L + 3.25%	3.75%	06/23/28	790,304	788,455
Project Boost Purchaser LLC, First Lien Tranche 1 Term Loan(p)	United States	1M US L + 3.50%	3.58%	06/01/26	1,424,133	1,419,127
Project Boost Purchaser LLC, Second Lien Term Loan(c)	United States	1M US L + 8.00%	8.08%	05/31/27	448,768	446,524
Refine Intermediate, Inc., Facility B Term Loan(c)	United States	3M US L + 4.50%	5.50%	03/03/27	1,915,751	1,915,751
Refine Intermediate, Inc., Revolving Facility Term Loan(c)(d)	United States	L + 0.50%		09/03/26	467,256	467,256

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
SERVICES: BUSINESS (continued)
Research Now Group, Inc., First Lien Initial Term Loan(p)	United States	3M US L + 5.50%	6.50%	12/20/24	$2,756,055	$2,730,506
Research Now Group, Inc., Second Lien Term Loan	United States	3M US L + 9.50%	10.50%	12/20/25	2,177,805	2,161,472
Sophia LP, First Lien Closing Date Term Loan(p)	United States	3M US L + 3.75%	4.50%	10/07/27	1,440,104	1,447,153
SumUp Holdings Midco SARL Delayed Draw(c)(d)	Luxembourg	3M EUR L + 8.50%	10.00%	02/17/26	€3,299,189	3,821,602
ThoughtWorks, Inc., First Lien Incremental Term Loan(p)	United States	1M US L + 3.00%	3.50%	03/24/28	$352,878	353,207
Trader Interactive LLC, First Lien Initial Term Loan(c)(p)	United States	6M US L + 4.00%	4.50%	07/28/28	381,369	381,846
USIC Holdings, Inc., First Lien Initial Term Loan(p)	United States	1M US L + 3.50%	4.25%	05/12/28	1,544,536	1,545,501
USIC Holdings, Inc., Second Lien Initial Term Loan	United States	1M US L + 6.50%	7.25%	05/14/29	764,488	777,229
						54,471,995
SERVICES: CONSUMER (3.27%)
Arches Buyer, Inc., First Lien Refinancing Term Loan(p)	United States	1M US L + 3.25%	3.75%	12/06/27	1,417,857	1,412,434
Foundational Education Group, Inc., Second Lien Initial Term Loan	United States	3M US L + 6.50%	7.00%	08/31/29	1,333,333	1,335,000
MZR Buyer, LLC, Initial Term Loan(c)	United States	3M US L + 6.75%	7.75%	12/21/26	2,653,905	2,653,905
MZR Buyer, LLC, Revolving Loan(c)(d)	United States	L + 0.50%		12/21/26	341,954	341,954
Pack-A-Punch Bidco Limited Acquisition Facility(c)(d)	United Kingdom	L + 1.50%		07/15/28	£580,000	761,955
Pack-A-Punch Bidco Limited Facility B(c)	United Kingdom	3M GBP L + 5.75%	5.80%	07/15/28	1,095,000	1,438,518
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan(p)	United States	1M US L + 3.75%	3.83%	03/31/27	$734,049	733,513
Pearl Intermediate Parent LLC, First Lien Initial Term Loan(p)	United States	1M US L + 2.75%	2.83%	02/14/25	1,463,403	1,450,752
Refficiency Holdings LLC Delayed Term Loan, First Lien Term Loan(d)(g)(p)	United States	L + 4.00%		12/16/27	69,186	69,293
Refficiency Holdings LLC Term Loan, First Lien Term Loan(g)(p)	United States	L + 4.00%		12/16/27	357,966	358,525
Sontiq, Inc. (fka EZShield, Inc), Initial Term Loan(c)	United States	1M US L + 7.50%	8.50%	03/01/26	2,094,804	2,136,700
Sontiq, Inc. (fka EZShield, Inc), Revolving Credit Facility(c)(d)	United States	L + 0.50%		03/01/26	123,549	123,549
The Knot Worldwide, Inc., Second Lien Initial Dollar Term Loan	United States	3M US L + 8.25%	8.38%	12/21/26	533,333	528,000
Titan Acquisitionco New Zealand, Ltd., First Lien 2020 Refinancing Term Loan(p)	United States	3M US L + 4.00%	4.13%	05/01/26	453,312	453,314
Travel Leaders Group LLC, First Lien 2018 Refinancing Term Loan	United States	1M US L + 4.00%	4.08%	01/25/24	3,321,674	3,118,221
Viad Corp, First Lien Initial Term Loan(c)(p)	United States	3M US L + 5.00%	5.50%	07/30/28	714,286	714,286
Zeppelin Bidco Pty Limited(c)	Australia	6M BBSY + 5.00%	6.12%	06/28/24	AUD 1,804,348	1,304,455
						18,934,374
TELECOMMUNICATIONS (2.73%)
Connect Finco Sarl, First Lien Amendment No. 1 Refinancing Term Loan(p)	United Kingdom	1M US L + 3.50%	4.50%	12/11/26	$1,482,487	1,485,267
DC Blox Inc., Initial Advance(c)(e)(g)	United States	1M US L + 6.00%	6.00%	03/22/26	4,668,992	4,668,992
GTT Communications BV, First Lien Closing Date EMEA Term Loan(g)	United States	L + 3.25%		05/31/25	€640,038	631,568

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
TELECOMMUNICATIONS (continued)
GTT Communications, Inc., First Lien Closing Date U.S. Term Loan(g)	United States	3M US L + 2.75%	2.88%	05/31/25	$1,715,185	$1,462,195
Horizon Telcom, Inc., First Lien Delayed Draw Term Loan(c)	United States	3M US L + 5.00%	6.00%	06/15/23	45,096	45,096
Horizon Telcom, Inc., First Lien Revolving Term Loan(c)	United States	3M US L + 5.00%	6.00%	06/15/23	5,793	5,793
Horizon Telcom, Inc., First Lien Term Loan(c)	United States	3M US L + 5.00%	6.00%	06/15/23	663,890	663,890
Intelsat Jackson Holdings SA, First Lien Term Loan(d)	Luxembourg	3M US L + 4.75%	5.75%	07/13/22	107,609	108,551
LOGIX Holding Company LLC, First Lien Initial Term Loan	United States	1M US L + 5.75%	6.75%	12/22/24	332,100	315,910
Masergy Holdings, Inc., First Lien 2017 Replacement Term Loan(p)	United States	1M US L + 3.25%	4.25%	12/15/23	657,936	657,936
Masergy Holdings, Inc., Second Lien Initial Term Loan	United States	1M US L + 7.50%	8.50%	12/16/24	462,778	461,815
Mavenir Systems, Inc., First Lien Initial Term Loan(p)	United States	3M US L + 4.75%	5.25%	08/18/28	849,422	852,608
MetroNet Systems Holdings LLC, First Lien 2021 Term Loan(p)	United States	1M US L + 3.75%	4.50%	06/02/28	421,509	423,089
Northwest Fiber LLC, First Lien B-2 Term Loan(p)	United States	1M US L + 3.75%	3.83%	04/30/27	945,256	945,492
UPC Financing Partnership, First Lien Facility AX Term Loan(p)	United States	1M US L + 3.00%	3.08%	01/31/29	1,113,586	1,111,732
Voyage Australia Pty, Ltd., First Lien Initial U.S. Term Loan(p)	Australia	3M US L + 3.50%	4.00%	06/18/28	642,647	643,450
Zayo Group Holdings, Inc., First Lien Initial Dollar Term Loan(p)	United States	1M US L + 3.00%	3.08%	03/09/27	1,337,300	1,327,050
						15,810,434
TRANSPORTATION: CARGO (1.03%)
AIT Worldwide Logistics Holdings, Inc., First Lien Initial Term Loan(p)	United States	3M US L + 4.75%	5.50%	04/06/28	840,669	844,872
Drive Chassis Holdco LLC, Second Lien 2021 Refinancing B Term Loan	United States	3M US L + 7.00%	7.12%	04/10/26	1,652,745	1,679,611
Grammer Purchaser, Inc., First Lien Revolving Term Loan(c)(d)	United States	L + 4.50%		09/30/24	90,000	90,000
Grammer Purchaser, Inc., First Lien Term Loan(c)	United States	3M US L + 4.50%	5.50%	09/30/24	1,017,714	1,017,714
Naviera Armas S.A. Facility A(c)(e)	Spain	1M EUR L + 10.00%	10.00%	04/30/21	€150,446	174,269
Naviera Armas S.A. Facility B(c)(e)	Spain	1M EUR L + 10.00%	10.00%	04/30/21	35,266	40,850
Naviera Armas S.A. Facility B2(c)(d)(e)	Spain	1M EUR L + 10.00%	10.00%	07/31/21	63,898	74,016
Naviera Armas S.A., Facility C(c)(e)	Spain	1M EUR L + 10.00%	10.00%	07/31/21	242,370	280,748
PODS LLC, First Lien Initial Term Loan(p)	United States	1M US L + 3.00%	3.75%	03/31/28	$578,223	579,307
PS Holdco LLC, First Lien B Term Loan(c)(g)(p)	United States	L + 4.25%		09/23/28	577,576	577,937
WWEX UNI TopCo Holdings LLC, First Lien Initial Term Loan(p)	United States	6M US L + 4.25%	5.00%	07/26/28	620,883	623,643
						5,982,967
TRANSPORTATION: CONSUMER (1.14%)
Air Canada, First Lien B Term Loan(p)	Canada	3M US L + 3.50%	4.25%	08/11/28	308,973	310,646
Grab Holdings, Inc., First Lien Initial Term Loan(p)	Singapore	6M US L + 4.50%	5.50%	01/29/26	924,403	936,725
Lakeland Holdings LLC, Holdco First Lien Term Loan(e)(f)(h)	United States		13.25%	09/25/27	672,867	446,336

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
TRANSPORTATION: CONSUMER (continued)
Lakeland Tours LLC, Priority Exit (New Money DIP) Term Loan(e)	United States	3M US L + 12.00%	13.25%	09/25/23	$269,333	$272,869
Lakeland Tours LLC, Second Out Term Loan(e)	United States	3M US L + 7.50%	8.75%	09/25/25	481,625	469,825
Lakeland Tours LLC, Third Out Term Loan(e)	United States	3M US L + 7.50%	8.75%	09/25/25	604,609	536,439
Safe Fleet Holdings LLC, Second Lien Initial Term Loan	United States	3M US L + 6.75%	7.75%	02/02/26	667,223	659,997
Toro Private Holdings III, Ltd., First Lien Initial (Super Priority) Term Loan(e)	Luxembourg	3M US L + 8.00%	9.00%	02/28/25	541,941	563,521
Uber Technologies, Inc., First Lien 2021 Incremental Term Loan(p)	United States	1M US L + 3.50%	3.58%	04/04/25	1,750,788	1,753,581
United AirLines, Inc., First Lien Class B Term Loan(p)	United States	3M US L + 3.75%	4.50%	04/21/28	639,650	645,503
						6,595,442
UTILITIES: ELECTRIC (0.26%)(c)
New Frontera Holdings LLC, First Lien Term Loan	United States	3M US L + 13.00%	14.00%	07/28/26	922,158	986,709
New Frontera Holdings LLC, Second Lien Term Loan	United States	3M US L + 1.50%	2.50%	07/28/28	888,345	533,007
						1,519,716
UTILITIES: OIL & GAS (0.31%)
BCP Renaissance Parent LLC, First Lien Initial Term Loan(p)	United States	3M US L + 3.50%	4.50%	10/31/24	10,801	10,728
Delek US Holdings, Inc., First Lien Initial Term Loan(p)	United States	1M US L + 2.25%	2.33%	03/31/25	1,109,191	1,078,965
Traverse Midstream Partners LLC, First Lien Advance Term Loan	United States	1M US L + 5.50%	6.50%	09/27/24	702,953	704,601
						1,794,294
WHOLESALE (0.79%)
Foundation Building Materials, Inc., First Lien Initial Term Loan(p)	United States	3M US L + 3.25%	3.75%	01/31/28	755,019	750,704
Infinite Bidco LLC, First Lien Initial Term Loan(c)(p)	United States	1M US L + 3.75%	4.25%	03/02/28	541,641	541,979
Infinite Bidco LLC, Second Lien Initial Term Loan	United States	1M US L + 7.00%	7.50%	03/02/29	862,269	870,891
SRS Distribution, Inc., First Lien 2021 Refinancing Term Loan(p)	United States	6M US L + 3.75%	4.25%	06/02/28	1,165,807	1,167,020
WSP Midco LLC Initial Term Loan(c)	United States	3M US L + 6.25%	6.25%	04/27/27	1,078,125	1,056,562
WSP Midco LLC, Delayed Draw Term Loan(c)(d)	United States	L + 0.50%		04/27/23	158,380	155,213
WSP Midco LLC, Revolving Loan(c)(d)	United States	L + 0.50%		04/27/27	38,602	37,830
						4,580,199
TOTAL BANK LOANS
(Cost $443,862,033)						446,812,270

CORPORATE BONDS (30.77%)(f)
AEROSPACE & DEFENSE (1.43%)
F-Brasile SpA(i)	Italy		7.38%	08/15/26	$2,331,000	2,403,844
Global Aircraft Leasing Co., Ltd., Series 2021(c)(e)(i)	Cayman Islands		6.50%	09/15/24	860,000	820,225
Rolls-Royce PLC(i)	United Kingdom		5.75%	10/15/27	419,000	463,519
Spirit AeroSystems, Inc.(i)	United States		7.50%	04/15/25	1,265,000	1,340,900

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
AEROSPACE & DEFENSE (continued)
TransDigm, Inc.	United States		4.63%	01/15/29	$1,171,000	$1,171,000
TransDigm, Inc.(i)	United States		8.00%	12/15/25	150,000	160,125
Wolverine Escrow LLC(i)	United States		8.50%	11/15/24	473,000	440,481
Wolverine Escrow LLC(i)	United States		9.00%	11/15/26	1,601,000	1,480,925
						8,281,019
AUTOMOTIVE (0.29%)(i)
AAG FH LP	Canada		9.75%	07/15/24	1,303,000	1,297,912
Wheel Pros, Inc.	United States		6.50%	05/15/29	380,000	368,127
						1,666,039
BANKING (0.09%)(i)
Paysafe Finance PLC	United States		4.00%	06/15/29	570,000	546,488

BEVERAGE, FOOD, & TOBACCO (1.38%)(i)
Carrols Restaurant Group, Inc.	United States		5.88%	07/01/29	975,000	919,030
H-Food Holdings LLC	United States		8.50%	06/01/26	1,106,000	1,147,768
Ocado Group PLC	United Kingdom		3.88%	10/08/26	£573,000	772,060
Post Holdings, Inc.	United States		4.50%	09/15/31	$1,044,000	1,032,913
Post Holdings, Inc.	United States		5.50%	12/15/29	500,000	530,670
Post Holdings, Inc.	United States		5.75%	03/01/27	121,000	125,897
Punch Finance PLC	United Kingdom		6.13%	06/30/26	£492,000	679,726
Quidditch Acquisition, Inc.(c)	United States		11.25%	03/21/25	$1,750,000	1,881,201
Simmons Foods, Inc.	United States		4.63%	03/01/29	870,000	877,652
						7,966,917
CAPITAL EQUIPMENT (1.48%)(i)
Avaya, Inc.	United States		6.13%	09/15/28	909,000	956,923
HAT Holdings I LLC	United States		3.75%	09/15/30	595,000	602,009
Manitowoc Co., Inc.	United States		9.00%	04/01/26	1,347,000	1,444,826
Sensata Technologies BV	United States		4.00%	04/15/29	576,000	587,059
Sensata Technologies BV	United States		5.00%	10/01/25	152,000	167,580
Standard Industries, Inc.	United States		4.75%	01/15/28	1,738,000	1,805,348
Unifrax Escrow Issuer Corp.	United States		5.25%	09/30/28	968,000	981,310
Unifrax Escrow Issuer Corp.	United States		7.50%	09/30/29	318,000	326,274
Wabash National Corp.	United States		4.50%	10/15/28	1,670,000	1,670,000
						8,541,329
CHEMICALS, PLASTICS, & RUBBER (1.10%)(i)
Compass Minerals International, Inc.	United States		4.88%	07/15/24	320,000	333,965
Nufarm Australia, Ltd.	Australia		5.75%	04/30/26	1,675,000	1,721,062
Olympus Water US Holding Corp.	United States		6.25%	10/01/29	1,119,000	1,110,272
Venator Finance SARL	United States		5.75%	07/15/25	1,133,000	1,072,373
Venator Finance SARL	United States		9.50%	07/01/25	1,269,000	1,405,418
WR Grace Holdings LLC	United States		5.63%	08/15/29	669,000	690,749
						6,333,839
CONSTRUCTION & BUILDING (0.49%)(i)
Arcosa, Inc.	United States		4.38%	04/15/29	528,000	535,260
New Enterprise Stone & Lime Co., Inc.	United States		5.25%	07/15/28	598,000	606,223
Summit Materials LLC	United States		5.25%	01/15/29	1,000,000	1,051,250
Summit Materials LLC	United States		6.50%	03/15/27	625,000	656,603
						2,849,336
CONSUMER GOODS: DURABLE (0.15%)(i)
Tempur Sealy International, Inc.	United States		4.00%	04/15/29	817,000	842,531

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
CONSUMER GOODS: NON-DURABLE (0.14%)(i)
Energizer Holdings, Inc.	United States		4.75%	06/15/28	$356,000	$362,600
Wolverine World Wide, Inc.	United States		4.00%	08/15/29	468,000	473,265
						835,865
CONTAINERS, PACKAGING, & GLASS (1.84%)
Ardagh Metal Packaging Finance USA LLC(i)	United States		3.25%	09/01/28	855,000	853,931
Ardagh Metal Packaging Finance USA LLC(i)	United States		4.00%	09/01/29	1,580,000	1,599,750
Ball Corp.	United States		3.13%	09/15/31	1,488,000	1,471,376
Intelligent Packaging, Ltd. Finco, Inc.(i)	Canada		6.00%	09/15/28	1,033,000	1,084,133
Kleopatra Holdings 2 SCA(i)	Luxembourg		6.50%	09/01/26	€758,000	831,797
Pactiv Evergreen Group Issuer LLC(i)	United States		4.38%	10/15/28	$896,000	900,480
Titan Holdings II BV(i)	Netherlands		5.13%	07/15/29	€442,000	520,618
Titan Holdings II BV(i)	Netherlands		5.13%	07/15/29	852,000	1,003,543
Trivium Packaging Finance BV(i)	Netherlands		8.50%	08/15/27	$2,195,000	2,359,625
						10,625,253
ENERGY: ELECTRICITY (0.18%)(i)
Clearway Energy Operating LLC	United States		3.75%	01/15/32	568,000	568,710
Leeward Renewable Energy Operations LLC	United States		4.25%	07/01/29	468,000	476,274
						1,044,984
ENERGY: OIL & GAS (0.32%)
Alta Mesa Holdings LP(c)(h)	United States		7.88%	12/15/24	968,000	1,936
CNX Midstream Partners LP(i)	United States		4.75%	04/15/30	475,000	482,944
Magnolia Oil & Gas Operating LLC(i)	United States		6.00%	08/01/26	221,000	227,288
New Fortress Energy, Inc.(i)(p)	United States		6.50%	09/30/26	1,206,000	1,154,745
						1,866,913
ENVIRONMENTAL INDUSTRIES (0.21%)(i)
GFL Environmental, Inc.	Canada		4.00%	08/01/28	1,202,000	1,194,487

FIRE: FINANCE (3.12%)(i)
Advisor Group Holdings, Inc.	United States		10.75%	08/01/27	305,000	337,510
AG Issuer LLC(p)	United States		6.25%	03/01/28	1,446,000	1,518,574
Aretec Escrow Issuer, Inc.	United States		7.50%	04/01/29	2,487,000	2,565,378
Cobra AcquisitionCo LLC	United States		6.38%	11/01/29	1,869,000	1,869,000
Encore Capital Group, Inc.	United States		4.25%	06/01/28	£672,000	905,652
Fortress Transportation and Infrastructure Investors LLC	United States		5.50%	05/01/28	$1,336,000	1,346,741
HighTower Holding LLC	United States		6.75%	04/15/29	1,059,000	1,086,799
Intrum AB, Series Reg S	Sweden		3.50%	07/15/26	€1,281,000	1,519,219
Jefferson Capital Holdings LLC	United States		6.00%	08/15/26	$1,181,000	1,215,131
LPL Holdings, Inc.	United States		4.00%	03/15/29	402,000	413,417
LPL Holdings, Inc.	United States		4.38%	05/15/31	312,000	326,163
LPL Holdings, Inc.	United States		4.63%	11/15/27	1,772,000	1,840,665
Midcap Financial Issuer Trust	United States		5.63%	01/15/30	559,000	554,397
Midcap Financial Issuer Trust	United States		6.50%	05/01/28	1,106,000	1,156,787
StoneX Group, Inc.	United States		8.63%	06/15/25	1,275,000	1,372,219
						18,027,652
FIRE: INSURANCE (0.08%)(i)
NFP Corp.	United States		4.88%	08/15/28	430,000	437,848

FIRE: REAL ESTATE (1.15%)(i)
Blackstone Mortgage Trust, Inc.	United States		3.75%	01/15/27	760,000	754,300

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
FIRE: REAL ESTATE (continued)
Iron Mountain, Inc.	United States		5.25%	03/15/28	$1,163,000	$1,216,788
Iron Mountain, Inc.	United States		5.25%	07/15/30	754,000	801,110
Ladder Capital Finance Holdings LLLP	United States		4.25%	02/01/27	1,125,000	1,115,156
Ladder Capital Finance Holdings LLLP	United States		4.75%	06/15/29	448,000	445,402
PennyMac Financial Services, Inc.	United States		4.25%	02/15/29	948,000	903,975
PennyMac Financial Services, Inc.	United States		5.75%	09/15/31	814,000	813,821
United Wholesale Mortgage LLC	United States		5.50%	04/15/29	619,000	601,884
						6,652,436
HEALTHCARE & PHARMACEUTICALS (3.19%)(i)
Acadia Healthcare Co., Inc.	United States		5.00%	04/15/29	222,000	231,445
Acadia Healthcare Co., Inc.	United States		5.50%	07/01/28	325,000	342,051
AHP Health Partners, Inc.	United States		5.75%	07/15/29	1,933,000	1,954,814
Bausch Health Cos., Inc.	United States		5.25%	01/30/30	894,000	835,014
Bausch Health Cos., Inc.	United States		5.25%	02/15/31	1,109,000	1,021,450
Bausch Health Cos., Inc.	United States		6.25%	02/15/29	486,000	481,597
Catalent Pharma Solutions, Inc.	United States		3.50%	04/01/30	1,136,000	1,137,420
Cheplapharm Arzneimittel GmbH	Germany		5.50%	01/15/28	1,180,000	1,224,038
DaVita, Inc.	United States		3.75%	02/15/31	496,000	483,600
DaVita, Inc.	United States		4.63%	06/01/30	1,126,000	1,159,623
Endo Luxembourg Finance Co. I SARL	United States		6.13%	04/01/29	18,000	18,024
IQVIA, Inc.	United States		5.00%	05/15/27	624,000	648,916
Jazz Securities DAC	United States		4.38%	01/15/29	1,475,000	1,530,386
Mozart Debt Merger Sub, Inc.	United States		5.25%	10/01/29	1,809,000	1,823,758
Organon & Co.	United States		4.13%	04/30/28	1,720,000	1,756,550
Organon & Co.	United States		5.13%	04/30/31	2,022,000	2,126,335
Select Medical Corp.	United States		6.25%	08/15/26	1,609,000	1,694,036
						18,469,057
HIGH TECH INDUSTRIES (0.77%)(i)
Endure Digital, Inc.	United States		6.00%	02/15/29	955,000	908,659
International Game Technology PLC	United States		5.25%	01/15/29	997,000	1,066,810
NCR Corp.	United States		5.13%	04/15/29	1,282,000	1,323,665
Presidio Holdings, Inc.	United States		4.88%	02/01/27	311,000	321,496
ZoomInfo Technologies LLC	United States		3.88%	02/01/29	826,000	822,931
						4,443,561
HOTEL, GAMING, & LEISURE (1.56%)(i)
Caesars Entertainment, Inc.	United States		4.63%	10/15/29	610,000	618,388
Cinemark USA, Inc.	United States		5.25%	07/15/28	1,541,000	1,520,104
Gamma Bidco SpA	Italy		5.13%	07/15/25	€483,000	572,029
Premier Entertainment Sub LLC	United States		5.63%	09/01/29	$2,018,000	2,040,854
Premier Entertainment Sub LLC	United States		5.88%	09/01/31	2,018,000	2,041,594
Raptor Acquisition Corp.	Canada		4.88%	11/01/26	280,000	286,300
Stonegate Pub Co. Financing 2019 PLC	United Kingdom		8.00%	07/13/25	£664,000	928,671
Stonegate Pub Co. Financing 2019 PLC	United Kingdom		8.25%	07/31/25	734,000	1,042,436
						9,050,376
MEDIA: ADVERTISING, PRINTING & PUBLISHING (0.72%)(i)
Castle US Holding Corp.	United States		9.50%	02/15/28	$932,000	979,094
Cimpress PLC	Ireland		7.00%	06/15/26	875,000	913,675
Midas OpCo Holdings LLC	United States		5.63%	08/15/29	2,185,000	2,263,660
						4,156,429
MEDIA: BROADCASTING & SUBSCRIPTION (1.46%)(i)
CCO Holdings LLC	United States		5.13%	05/01/27	3,000,000	3,127,680
CSC Holdings LLC	United States		4.63%	12/01/30	2,609,000	2,476,672
IPD 3 BV	France		5.50%	12/01/25	€494,000	599,621

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
MEDIA: BROADCASTING & SUBSCRIPTION (continued)
Spanish Broadcasting System, Inc.	United States		9.75%	03/01/26	$1,183,000	$1,237,536
Townsquare Media, Inc. (p)	United States		6.88%	02/01/26	929,000	975,738
						8,417,247
MEDIA: DIVERSIFIED & PRODUCTION (1.76%)
ANGI Group LLC(i)	United States		3.88%	08/15/28	1,550,000	1,544,187
Getty Images, Inc.(i)	United States		9.75%	03/01/27	2,310,000	2,463,038
Lions Gate Capital Holdings LLC(i)	United States		5.50%	04/15/29	984,000	1,018,460
National CineMedia LLC	United States		5.75%	08/15/26	3,117,000	2,499,055
National CineMedia LLC(i)	United States		5.88%	04/15/28	817,000	749,017
Sirius XM Radio, Inc.(i)	United States		4.13%	07/01/30	1,374,000	1,382,089
Sirius XM Radio, Inc.(i)	United States		5.50%	07/01/29	500,000	541,250
						10,197,096
RETAIL (2.14%)
Asbury Automotive Group, Inc.	United States		4.50%	03/01/28	294,000	302,085
Asbury Automotive Group, Inc.	United States		4.75%	03/01/30	810,000	846,450
Douglas GmbH(i)	Germany		6.00%	04/08/26	€961,000	1,132,440
Gap, Inc.(i)	United States		3.63%	10/01/29	$538,000	540,017
Gap, Inc.(i)	United States		3.88%	10/01/31	538,000	538,673
Group 1 Automotive, Inc.(i)	United States		4.00%	08/15/28	707,000	720,256
Kirk Beauty SUN GmbH(e)(i)	Germany		8.25%	10/01/26	€965,000	1,137,362
LCM Investments Holdings II LLC(i)	United States		4.88%	05/01/29	$777,000	798,228
LCM Investments Holdings II LLC, Series SEP(i)	United States		4.88%	05/01/29	239,000	245,529
Lithia Motors, Inc.(i)	United States		3.88%	06/01/29	541,000	562,213
Lithia Motors, Inc.(i)	United States		4.38%	01/15/31	1,554,000	1,660,837
Maxeda DIY Holding BV(i)	Netherlands		5.88%	10/01/26	€414,000	492,390
Papa John's International, Inc.(i)	United States		3.88%	09/15/29	$305,000	303,856
Penske Automotive Group, Inc.	United States		3.75%	06/15/29	2,334,000	2,350,058
Sally Holdings LLC(i)	United States		8.75%	04/30/25	715,000	771,306
						12,401,700
SERVICES: BUSINESS (1.13%)(i)
Constellation Automotive Financing PLC	United Kingdom		4.88%	07/15/27	£961,000	1,287,795
Constellation Automotive Financing PLC	United Kingdom		4.88%	07/15/27	728,000	975,561
NESCO Holdings II, Inc.	United States		5.50%	04/15/29	$617,000	640,724
Syneos Health, Inc.	United States		3.63%	01/15/29	936,000	934,549
US Acute Care Solutions LLC(p)	United States		6.38%	03/01/26	2,572,000	2,716,675
						6,555,304
SERVICES: CONSUMER (0.38%)(i)
Deuce Finco PLC	United Kingdom		5.50%	06/15/27	£404,000	551,952
WW International, Inc.	United States		4.50%	04/15/29	$1,664,000	1,631,240
						2,183,192
TELECOMMUNICATIONS (2.11%)(i)
Altice France SA	France		5.50%	10/15/29	2,971,000	2,944,758
Cablevision Lightpath LLC	United States		5.63%	09/15/28	320,000	321,657
Cincinnati Bell, Inc.	United States		7.00%	07/15/24	165,000	168,132
CommScope Technologies LLC	United States		5.00%	03/15/27	955,000	909,810
CommScope Technologies LLC	United States		6.00%	06/15/25	979,000	992,461
Connect Finco SARL(p)	United Kingdom		6.75%	10/01/26	937,000	981,564
Frontier Communications Holdings LLC	United States		6.75%	05/01/29	1,207,000	1,273,681
Northwest Fiber LLC	United States		6.00%	02/15/28	124,000	123,515
Northwest Fiber LLC	United States		10.75%	06/01/28	1,331,000	1,499,119
United Group BV	Netherlands		3.13%	02/15/26	€475,000	533,418
United Group BV	Netherlands		3.63%	02/15/28	707,000	792,253

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
TELECOMMUNICATIONS (continued)
United Group BV(b)	Netherlands	3M EUR L + 3.25%	3.25%	02/15/26	€309,000	$351,699
Zayo Group Holdings, Inc.	United States		6.13%	03/01/28	$1,282,000	1,301,461
						12,193,528
TRANSPORTATION: CARGO (0.19%)(i)(b)(h)
Naviera Armas S.A., Series Reg S	Spain	3M EUR L + 4.25%	4.25%	11/15/24	€497,000	449,044
Naviera Armas S.A., Series Reg S	Spain	3M EUR L + 6.50%	6.50%	07/31/23	732,000	667,305
						1,116,349
TRANSPORTATION: CONSUMER (0.85%)(i)
First Student Bidco, Inc.	United States		4.00%	07/31/29	$1,417,000	1,399,287
Uber Technologies, Inc.	United States		4.50%	08/15/29	932,000	940,155
VistaJet Malta Finance PLC	Switzerland		10.50%	06/01/24	2,390,000	2,599,125
						4,938,567
WHOLESALE (1.06%)(i)
Beacon Roofing Supply, Inc.	United States		4.13%	05/15/29	1,500,000	1,492,500
Beacon Roofing Supply, Inc.	United States		4.50%	11/15/26	87,000	90,589
GYP Holdings III Corp.	United States		4.63%	05/01/29	1,399,000	1,416,488
Specialty Building Products Holdings LLC(p)	United States		6.38%	09/30/26	1,449,000	1,523,261
SRS Distribution, Inc.	United States		4.63%	07/01/28	622,000	635,342
SRS Distribution, Inc.	United States		6.13%	07/01/29	659,000	679,600
TPro Acquisition Corp.	United States		11.00%	10/15/24	251,000	273,718
						6,111,498
TOTAL CORPORATE BONDS
(Cost $176,135,003)						177,946,840

CONVERTIBLE CORPORATE BONDS (0.21%)(f)
FIRE: REAL ESTATE (0.21%)
Apollo Commercial Real Estate Finance, Inc.	United States	5.38%		10/15/23	$1,216,000	1,230,440

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $939,476)						1,230,440

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
COLLATERALIZED LOAN OBLIGATIONS (13.45%)(b)(i)
DEBT (13.30%)
Adagio IV CLO, Ltd., Series 2021-A	Ireland	3M EUR L + 8.52%	8.52%	04/15/34	€250,000	287,531
Allegro CLO VII, Ltd., Series 2018-1A	Cayman Islands	3M US L + 5.75%	5.88%	06/13/31	$250,000	230,831
Allegro CLO X, Ltd., Series 2019-1A	Cayman Islands	3M US L + 6.88%	7.01%	04/20/32	400,000	392,882
AMMC CLO XI, Ltd., Series 2018-11A	Cayman Islands	3M US L + 5.80%	5.93%	04/30/31	400,000	380,960
AMMC CLO XVIII, Ltd., Series 2018-18A	Cayman Islands	3M US L + 6.00%	6.12%	05/26/31	700,000	653,001
Anchorage Credit Funding 13, Ltd., Series 2021-13A(f)	Cayman Islands		6.92%	07/27/39	2,300,000	2,161,508
Anchorage Credit Funding Ltd., Series 2021-13A(f)	Cayman Islands		6.84%	07/27/39	350,000	327,272
Apex Credit CLO 2018-I, Ltd., Series 2018-1A	Cayman Islands	3M US L + 5.65%	5.78%	04/25/31	300,000	264,167
Apex Credit CLO 2019, Ltd., Series 2019-1A	Cayman Islands	3M US L + 7.10%	7.23%	04/18/32	400,000	371,066
Arbour CLO II DAC, Series 2021-2A	Ireland	3M EUR L + 8.30%	8.30%	04/15/34	€500,000	579,409

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
DEBT (continued)
Atlas Senior Loan Fund VII, Ltd., Series 2018-7A	Cayman Islands	3M US L + 6.40%	6.52%	11/27/31	$300,000	$283,313
Atlas Senior Loan Fund X, Ltd., Series 2018-10A	Cayman Islands	3M US L + 5.70%	5.83%	01/15/31	300,000	262,872
Atlas Senior Loan Fund XI, Ltd., Series 2018-11A	Cayman Islands	3M US L + 5.75%	5.88%	07/26/31	250,000	228,896
Atlas Senior Loan Fund XII, Ltd., Series 2018-12A	Cayman Islands	3M US L + 5.95%	6.08%	10/24/31	100,000	89,822
Atlas Senior Loan Fund XIII, Series 2019-13A	Cayman Islands	3M US L + 6.95%	7.09%	04/22/31	400,000	372,544
Atlas Senior Loan Fund XIV, Series 2019-14A	Cayman Islands	3M US L + 6.94%	7.07%	07/20/32	650,000	608,774
Barings Euro CLO 2018-3 DAC, Series 2018-3A	Netherlands	3M EUR L + 7.93%	8.06%	07/27/31	€400,000	449,590
Barings Euro CLO 2019-2 DAC, Series 2020-2A	Ireland	3M EUR L + 8.78%	8.78%	07/24/32	400,000	448,695
Barings Euro CLO 2021-2 DAC, Series 2021-2A	Ireland	3M EUR L + 8.99%	8.99%	10/15/34	700,000	792,405
Blackrock European CLO III Designated Activity Co., Series 2021-3A	Ireland	3M EUR L + 8.56%	8.56%	07/19/35	675,000	777,189
BlueMountain CLO 2016-3, Ltd., Series 2018-3A	Cayman Islands	3M US L + 2.20%	2.33%	11/15/30	$300,000	300,000
BlueMountain CLO 2016-3, Ltd., Series 2018-3A	Cayman Islands	3M US L + 5.95%	6.08%	11/15/30	300,000	280,455
BlueMountain CLO 2018-1, Ltd., Series 2018-1A	Cayman Islands	3M US L + 5.95%	6.08%	07/30/30	400,000	382,081
BlueMountain CLO 2018-3, Ltd., Series 2018-3A	Cayman Islands	3M US L + 5.95%	6.08%	10/25/30	2,400,000	2,308,464
Cairn CLO XIII DAC, Series 2021-13A	Netherlands	3M EUR L + 8.44%	8.44%	10/20/33	€700,000	799,718
Carlyle Euro CLO 2017-1 DAC, Series 2021-1A	Ireland	3M EUR L + 8.89%	8.89%	07/15/34	450,000	507,356
Carlyle Euro CLO 2021-1 DAC, Series 2021-1A	Ireland	3M EUR L + 8.49%	8.49%	01/15/34	700,000	794,291
Carlyle Euro CLO 2021-2 DAC, Series 2021-2A	Ireland	3M EUR L + 8.77%	8.77%	10/15/35	1,100,000	1,237,229
Carlyle Global Market Strategies CLO 2012-4, Ltd., Series 2019-4A	United States	3M US L + 7.29%	7.43%	04/22/32	$1,300,000	1,276,314
Carlyle Global Market Strategies CLO 2013-3, Ltd., Series 2017-3A	Cayman Islands	3M US L + 1.70%	1.83%	10/15/30	300,000	298,258
Carlyle Global Market Strategies CLO 2013-3, Ltd., Series 2017-3A	Cayman Islands	3M US L + 5.50%	5.63%	10/15/30	400,000	362,111
Carlyle Global Market Strategies CLO 2014-4-R, Ltd., Series 2018-4RA	Cayman Islands	3M US L + 2.90%	3.03%	07/15/30	500,000	478,158
Carlyle Global Market Strategies CLO 2015-5, Ltd., Series 2019-5A	Cayman Islands	3M US L + 6.70%	6.83%	01/20/32	400,000	382,068
Carlyle Global Market Strategies CLO 2017-3, Ltd., Series 2017-3A	Cayman Islands	3M US L + 6.11%	6.24%	07/20/29	400,000	376,167
CARLYLE US CLO 2017-1, Ltd., Series 2017-1A	Cayman Islands	3M US L + 6.00%	6.13%	04/20/31	400,000	374,640
CarVal CLO II, Ltd., Series 2021-1A	Cayman Islands	3M US L + 6.57%	6.70%	04/20/32	2,000,000	1,979,004
CBAM 2017-2, Ltd., Series 2021-2A	Cayman Islands	3M US L + 7.10%	7.23%	07/17/34	500,000	495,076
Cedar Funding IV CLO, Ltd., Series 2021-4A	Cayman Islands	3M US L + 6.61%	6.78%	07/23/34	650,000	646,550
CIFC European Funding CLO II DAC, Series 2020-2A	Ireland	3M EUR L + 7.70%	7.70%	04/15/33	€400,000	448,987

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
DEBT (continued)
CIFC Funding 2013-III-R, Ltd., Series 2018-3RA	Cayman Islands	3M US L + 5.90%	6.03%	04/24/31	$500,000	$486,350
CIFC Funding 2014-II-R, Ltd., Series 2018-2RA	Cayman Islands	3M US L + 5.69%	5.82%	04/24/30	300,000	286,230
Clarinda Park CLO DAC, Series 2021-1A	Ireland	3M EUR L + 7.62%	7.62%	02/15/34	€400,000	441,762
Columbia Cent CLO 31, Ltd., Series 2021-31A	Cayman Islands	3M US L + 6.55%	6.68%	04/20/34	$400,000	393,197
Crestline Denali CLO XIV, Ltd., Series 2018-1A	Cayman Islands	3M US L + 6.35%	6.49%	10/23/31	250,000	229,172
Crestline Denali CLO XVII, Ltd., Series 2018-1A	Cayman Islands	3M US L + 3.25%	3.38%	10/15/31	400,000	394,998
Crown Point CLO 7, Ltd., Series 2018-7A	Cayman Islands	3M US L + 6.30%	6.43%	10/20/31	250,000	231,221
Crown Point CLO IV, Ltd., Series 2018-4A	Cayman Islands	3M US L + 5.50%	5.63%	04/20/31	300,000	270,003
CVC Cordatus Loan Fund VIII DAC, Series 2021-8A	Ireland	3M EUR L + 8.37%	8.37%	07/15/34	€700,000	797,420
CVC Cordatus Loan Fund XVII DAC, Series 2021-17A	Ireland	3M EUR L + 8.56%	8.56%	11/18/33	600,000	674,852
CVC Cordatus Loan Fund XX DAC, Series 2021-20A	Ireland	3M EUR L + 8.33%	8.33%	06/22/34	600,000	685,970
Dartry Park CLO DAC, Series 2021-1A	Ireland	3M EUR L + 7.67%	7.67%	01/28/34	2,250,000	2,581,986
Dryden Euro CLO, Series 2021-88A	Netherlands	3M EUR L + 8.38%	8.38%	07/20/34	250,000	282,940
Elevation CLO 2018-9, Ltd., Series 2018-9A	Cayman Islands	3M US L + 6.30%	6.43%	07/15/31	$550,000	521,318
Euro-Galaxy IV CLO BV, Series 2021-4A	Netherlands	3M EUR L + 8.88%	8.88%	07/30/34	€450,000	507,743
GoldenTree Loan Management EUR CLO 3 DAC, Series 2019-3A	Ireland	3M EUR L + 8.32%	8.32%	01/20/32	300,000	341,638
GoldenTree Loan Management EUR CLO 4 DAC, Series 2021-4A	Ireland	3M EUR L + 8.58%	8.58%	07/20/34	500,000	570,753
Greywolf CLO V, Ltd., Series 2018-1A	Cayman Islands	3M US L + 5.85%	5.98%	01/27/31	$1,625,000	1,592,087
Harvest CLO XXVI DAC, Series 2021-26A	Ireland	3M EUR L + 8.55%	8.55%	01/15/34	€750,000	851,620
Hayfin Emerald CLO II DAC, Series 2021-2A	Ireland	3M EUR L + 8.43%	8.43%	05/27/34	1,050,000	1,193,158
Hayfin Emerald CLO VII DAC, Series 2021-7A	Ireland	3M EUR L + 8.65%	8.65%	04/15/34	300,000	336,675
Hayfin Kingsland XI, Ltd., Series 2019-2A	Cayman Islands	3M US L + 6.90%	7.03%	07/20/32	$3,500,000	3,493,634
ICG US CLO 2014-2, Ltd., Series 2018-2A	Cayman Islands	3M US L + 5.20%	5.33%	01/15/31	250,000	225,728
ICG US CLO 2015-2R, Ltd., Series 2020-2RA	Cayman Islands	3M US L + 6.99%	7.12%	01/16/33	600,000	571,952
ICG US CLO 2016-1, Ltd., Series 2021-1A	Cayman Islands	3M US L + 7.44%	7.55%	04/29/34	1,050,000	1,039,995
ICG US CLO 2017-1, Ltd., Series 2021-1A	Cayman Islands	3M US L + 7.36%	7.49%	07/28/34	650,000	642,623
Invesco Euro CLO, Series 2021-6A	Ireland	3M EUR L + 8.58%	8.58%	07/15/34	€500,000	571,483
Jamestown CLO XI, Ltd., Series 2018-11A	Cayman Islands	3M US L + 6.02%	6.15%	07/14/31	$350,000	334,406
Jubilee CLO 2013-X BV, Series 2021-10A	Netherlands	3M EUR L + 8.55%	8.55%	05/20/34	€600,000	681,034
KKR CLO 14, Ltd., Series 2018-14	Cayman Islands	3M US L + 6.15%	6.28%	07/15/31	$400,000	389,790
KKR CLO 15, Ltd., Series 2018-15	Cayman Islands	3M US L + 6.44%	6.57%	01/18/32	250,000	243,063
KKR CLO 25, Ltd., Series 2021-25	Cayman Islands	3M US L + 6.72%	6.85%	07/15/34	625,000	620,352
Madison Park Euro Funding XII DAC, Series 2018-12A	Ireland	3M EUR L + 6.90%	6.90%	10/15/31	€1,200,000	1,328,758
Madison Park Euro Funding XVI DAC, Series 2021-16A	Ireland	3M EUR L + 8.39%	8.39%	05/25/34	1,300,000	1,476,999
Madison Park Euro Funding XVII DAC, Series 2021-17A	Ireland	3M EUR L + 8.62%	8.62%	07/27/34	550,000	617,937
Marble Point CLO XII, Ltd., Series 2018-1A	Cayman Islands	3M US L + 3.00%	3.13%	07/16/31	$550,000	522,920
Midocean Credit CLO IX, Series 2018-9A	Cayman Islands	3M US L + 3.30%	3.43%	07/20/31	300,000	295,181
Milltown Park CLO DAC, Series 2018-1A	Ireland	3M EUR L + 6.40%	6.40%	01/15/31	€600,000	668,677
Mountain View CLO 2017-2 LLC, Series 2018-2A	Cayman Islands	3M US L + 5.96%	6.09%	01/16/31	$900,000	837,462

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
DEBT (continued)
Mountain View CLO IX, Ltd., Series 2018-9A	Cayman Islands	3M US L + 6.08%	6.21%	07/15/31	$700,000	$636,781
Northwoods Capital XI-B, Ltd., Series 2018-11BA	Cayman Islands	3M US L + 5.80%	5.93%	04/19/31	250,000	225,160
Northwoods Capital XII-B, Ltd., Series 2018-12BA	Cayman Islands	3M US L + 3.15%	3.27%	06/15/31	300,000	283,921
Northwoods Capital XII-B, Ltd., Series 2018-12BA	Cayman Islands	3M US L + 5.788%	5.90%	06/15/31	250,000	229,556
Northwoods Capital XVII, Ltd., Series 2018-17A	Cayman Islands	3M US L + 5.65%	5.79%	04/22/31	600,000	534,789
Northwoods Capital XVIII, Ltd., Series 2019-18A	Cayman Islands	3M US L + 6.58%	6.71%	05/20/32	400,000	377,744
Oaktree CLO 2018-1, Ltd., Series 2018-1A	Cayman Islands	3M US L + 6.15%	6.28%	10/20/30	300,000	282,341
Oaktree CLO 2019-1, Ltd., Series 2019-1A	Cayman Islands	3M US L + 6.80%	6.94%	04/22/30	650,000	603,799
Oaktree CLO 2019-2, Ltd., Series 2019-2A	Cayman Islands	3M US L + 6.77%	6.90%	04/15/31	800,000	771,681
Oaktree CLO 2020-1, Ltd., Series 2021-1A	Cayman Islands	3M US L + 6.51%	6.64%	07/15/34	1,050,000	1,038,788
Ocean Trails CLO V, Series 2018-5A	Cayman Islands	3M US L + 3.45%	3.58%	10/13/31	650,000	617,778
Ocean Trails CLO V, Series 2018-5A	Cayman Islands	3M US L + 6.50%	6.63%	10/13/31	150,000	138,860
OZLM Funding IV, Ltd., Series 2017-4A	Cayman Islands	3M US L + 6.30%	6.44%	10/22/30	693,421	667,558
OZLM IX, Ltd., Series 2018-9A	Cayman Islands	3M US L + 6.12%	6.25%	10/20/31	850,000	810,710
OZLM VI, Ltd., Series 2018-6A	Cayman Islands	3M US L + 6.05%	6.18%	04/17/31	250,000	235,168
OZLM XXI, Ltd., Series 2018-21A	Cayman Islands	3M US L + 5.54%	5.67%	01/20/31	300,000	283,403
OZLM XXII, Ltd., Series 2018-22A	Cayman Islands	3M US L + 5.30%	5.43%	01/17/31	250,000	229,562
Parallel 2018-1, Ltd., Series 2018-1A	Cayman Islands	3M US L + 5.25%	5.38%	04/20/31	300,000	255,883
Penta CLO 6 DAC, Series 2021-6A	Ireland	3M EUR L + 9.35%	9.35%	07/25/34	€500,000	573,156
Penta CLO 9 DAC, Series 2021-9A	Ireland	3M EUR L + 8.74%	8.74%	07/25/36	550,000	624,926
Regatta XIII Funding, Ltd., Series 2018-2A	Cayman Islands	3M US L + 5.95%	6.08%	07/15/31	$900,000	858,426
Saranac CLO VIII, Ltd., Series 2020-8A	United States	3M US L + 8.12%	8.25%	02/20/33	100,000	98,688
Sculptor European CLO II DAC, Series 2021-2A	Ireland	3M EUR L + 8.28%	8.28%	04/15/34	€700,000	786,041
Shackleton 2014-V-R CLO, Ltd., Series 2018-5RA	Cayman Islands	3M US L + 6.15%	6.32%	05/07/31	$650,000	596,485
Shackleton 2015-VII-R CLO, Ltd., Series 2018-7RA	Cayman Islands	3M US L + 6.20%	6.33%	07/15/31	250,000	229,533
Sound Point CLO II, Ltd., Series 2018-1A	Cayman Islands	3M US L + 5.50%	5.63%	01/26/31	300,000	268,755
SOUND POINT CLO VII-R, Ltd., Series 2018-3RA	Cayman Islands	3M US L + 6.12%	6.26%	10/23/31	300,000	272,014
Sound Point CLO V-R, Ltd., Series 2018-1RA	Cayman Islands	3M US L + 3.10%	3.23%	07/18/31	450,000	433,616
Sound Point CLO V-R, Ltd., Series 2018-1RA	Cayman Islands	3M US L + 6.10%	6.23%	07/18/31	300,000	279,699
Sound Point CLO XXII, Ltd., Series 2019-1A	Cayman Islands	3M US L + 6.30%	6.43%	01/20/32	300,000	286,328
Sound Point CLO XXIII, Series 2021-2A	Cayman Islands	3M US L + 6.47%	6.60%	07/15/34	1,200,000	1,171,745
Sounds Point CLO IV-R, Ltd., Series 2018-3RA	Cayman Islands	3M US L + 3.25%	3.38%	04/18/31	300,000	288,439
St Paul's CLO VII DAC, Series 2021-7A	Ireland	3M EUR L + 8.55%	8.55%	07/18/34	€750,000	855,396
Steele Creek CLO 2017-1, Ltd., Series 2017-1A	Cayman Islands	3M US L + 6.20%	6.33%	10/15/30	$250,000	228,333
Symphony CLO XV, Ltd., Series 2018-15A	Cayman Islands	3M US L + 6.33%	6.46%	01/17/32	1,000,000	950,993
TCW CLO 2017-1A, Ltd., Series 2021-1A	Cayman Islands	3M US L + 6.78%	6.91%	10/29/34	500,000	475,000
THL Credit Wind River 2013-2 CLO, Ltd., Series 2017-2A	Cayman Islands	3M US L + 2.95%	3.08%	10/18/30	250,000	242,595
THL Credit Wind River 2014-2 CLO, Ltd., Series 2018-2A	Cayman Islands	3M US L + 2.90%	3.03%	01/15/31	450,000	442,751
THL Credit Wind River 2014-3K CLO, Ltd., Series 2018-3KRA	Cayman Islands	3M US L + 6.09%	6.22%	10/15/30	400,000	366,126
Trinitas CLO IV, Ltd., Series 2018-4A	Cayman Islands	3M US L + 6.30%	6.43%	10/18/31	350,000	321,950

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
DEBT (continued)
Venture 44 CLO, Ltd., Series 2021-44A	Cayman Islands	3M US L + 6.53%	6.66%	10/20/34	$1,500,000	$1,428,879
Venture XXII CLO, Ltd., Series 2018-22A	Cayman Islands	3M US L + 5.65%	5.78%	01/15/31	300,000	266,132
Venture XXX CLO, Ltd., Series 2017-30A	Cayman Islands	3M US L + 6.30%	6.43%	01/15/31	200,000	188,318
Venture XXXII CLO, Ltd., Series 2018-32A	Cayman Islands	3M US L + 5.75%	5.88%	07/18/31	300,000	273,178
Venture XXXIII CLO, Ltd., Series 2018-33A	Cayman Islands	3M US L + 5.95%	6.08%	07/15/31	200,000	179,675
Venture XXXIV CLO, Ltd., Series 2018-34A	Cayman Islands	3M US L + 6.13%	6.26%	10/15/31	200,000	189,504
Venture XXXV CLO, Ltd., Series 2018-35A	Cayman Islands	3M US L + 6.20%	6.34%	10/22/31	300,000	267,290
Venture XXXVI CLO, Ltd., Series 2019-36A	Cayman Islands	3M US L + 6.92%	7.05%	04/20/32	300,000	282,413
Vibrant CLO 1X, Ltd., Series 2018-9A	Cayman Islands	3M US L + 3.20%	3.33%	07/20/31	300,000	289,874
Voya CLO 2016-3, Ltd., Series 2018-3A	Cayman Islands	3M US L + 6.08%	6.21%	10/18/31	250,000	230,199
Wellfleet CLO X, Ltd., Series 2021-XA	Cayman Islands	3M US L + 6.61%	6.74%	07/20/32	1,300,000	1,290,666
Wind River 2014-1 CLO, Ltd., Series 2018-1A	Cayman Islands	3M US L + 6.30%	6.43%	07/18/31	1,050,000	963,590
Wind River 2014-3 CLO, Ltd., Series 2018-3A	Cayman Islands	3M US L + 6.22%	6.36%	10/22/31	250,000	238,992
						76,885,928
EQUITY (0.15%)(j)
Anchorage Credit Funding 13, Ltd., Series 2021-13A	Cayman Islands		8.72%	07/27/39	$850,000	876,350
						876,350
TOTAL COLLATERALIZED LOAN OBLIGATIONS
(Cost $77,218,567)						77,762,278

EQUITY INTEREST (2.96%)(k)
AEROSPACE & DEFENSE (0.10%)(c)(l)
Kellstrom Aerospace Group, Inc.	United States				107	81,893
Meggitt-USA, Inc., Class A	United States				7,000	525,560
						607,453
CAPITAL EQUIPMENT (0.03%)(c)(l)
East BCC Coinvest III, LLC	United States				241,930	155,156

CONSTRUCTION & BUILDING (0.59%)(c)(l)(m)
Bain Capital Credit CC Fund	United States				2,001	3,389,154

CONSUMER GOODS: DURABLE (0.01%)(c)(l)
TLC Holdco LP	United States				103,961	44,269

CONSUMER GOODS: NON-DURABLE (0.01%)(c)(l)
FineLine Parent Holdings, LP, Class A	United States				41,077	49,132

ENERGY: OIL & GAS (0.74%)(l)
Blackbrush Oil – Common(c)	United States				75,310	–
Blackbrush Oil - Preferred(c)	United States				2,420,690	1,166,803
Bruin Blocker LLC(c)	United States				27,864	–
Ultra Petroleum Corp(c)	United States				18,673	809,941
Ultra Resources, Inc., Class A	United States				52,870	2,293,236
						4,269,980
HIGH TECH INDUSTRIES (0.41%)(c)(l)
Oneshield Partners LP	United States				434,783	1,847,619
OneShield Partners LP	United States				369,888	369,888

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
EQUITY INTEREST (continued)
HIGH TECH INDUSTRIES (continued)
Red Cypress Co-Investment Partners LP, Interests	United States				186,900	$140,674
						2,358,181
MEDIA: ADVERTISING, PRINTING & PUBLISHING (0.00%)(l)(n)
PacificCo	United States				1,260	5,040

MEDIA: DIVERSIFIED & PRODUCTION (0.19%)
Cineworld Group PLC Warrant, Strike Price $41.49	United Kingdom				84,898	47,473
Technicolor USA, Inc.(l)	France				303,315	1,029,437
						1,076,910
METALS & MINING (0.11%)(l)
American Consolidated Natural Resources, Inc.	United States				2,639	105,560
American Consolidated Natural Resources, Inc. Preferred	United States				2,507	535,871
						641,431
SERVICES: BUSINESS (0.40%)(c)(l)
Astorg Co-invest Opus 2	Luxembourg				1,160,000	1,752,276
Marlin-Stark Aggregator, L.P. Series A Preferred Units	Cayman Islands				415,000	559,171
						2,311,447
SERVICES: CONSUMER (0.11%)(c)(l)
MZR Aggregator, LLC	United States				52	54,315
Pack-a-Punch Lux Topco SARL	Luxembourg				252,000	339,545
WSP Midco LLC Series A	United States				254,000	254,000
						647,860
TELECOMMUNICATIONS (0.08%)(c)
ACM dcBLOX LLC Warrant, Strike Price $0.01	United States				28,120	–
ACM dcBLOX LLC, Series A Preferred(l)	United States				463,328	488,239
						488,239
TRANSPORTATION: CARGO (0.06%)(c)
GIACF Grammer Equity Holdings, LLC - Common Stock(l)	United States				84,221	85,134
GIACF Grammer Equity Holdings, LLC - Preferred Stock (10.00% PIK)	United States				625	64,090
GIACF Grammer Equity Holdings, LLC - Warrants, Strike Price $9.00	United States				10,151	10,159
Toro Private Investments LP(l)	United States				324,324	211,502
						370,885
UTILITIES: ELECTRIC (0.12%)(c)
New Frontera Holdings Warrant, Strike Price $9.00	United States				65,038	715,418

TOTAL EQUITY INTEREST
(Cost $12,004,174)						17,130,555

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
EXCHANGE TRADED FUNDS (1.87%)
iShares® iBoxx High Yield Corporate Bond ETF					30,915	$2,704,753
Invesco Senior Loan ETF					245,287	5,423,296
SPDR® Bloomberg High Yield Bond ETF					24,762	2,707,972

TOTAL EXCHANGE TRADED FUNDS
(Cost $10,801,688)						10,836,021

TOTAL INVESTMENTS (126.51%)
(Cost $720,960,941)						$731,718,404

Liabilities in Excess of Other Assets (-26.51%)(o)						(153,322,601)
NET ASSETS (100.00%)						$578,395,803

Reference Rates:

3M BBSY - 3 Month BBSY as of September 30, 2021 was 0.10%

6M BBSY - 6 Month BBSY as of September 30, 2021 was 0.14%

1M US L - 1 Month US LIBOR as of September 30, 2021 was 0.08%

2M US L - 2 Month US LIBOR as of September 30, 2021 was 0.11%

3M US L - 3 Month US LIBOR as of September 30, 2021 was 0.13%

6M US L - 6 Month US LIBOR as of September 30, 2021 was 0.16%

1M EUR L - 1 Month EURIBOR as of September 30, 2021 was (0.57)%

3M EUR L - 3 Month EURIBOR as of September 30, 2021 was (0.56)%

6M EUR L - 6 Month EURIBOR as of September 30, 2021 was (0.53)%

3M GBP L - 3 Month GBP LIBOR as of September 30, 2021 was 0.08%

6M GBP L - 6 Month GBP LIBOR as of September 30, 2021 was 0.17%

1M CDOR - 1 Month CDOR as of September 30, 2021 was 0.43%

3M CDOR - 3 Month CDOR as of September 30, 2021 was 0.45%

12M SONIA - 12 Month SONIA as of September 30, 2021 was 0.05%

PRIME as of September 30, 2021 was 3.25%

(a)	Investment holdings denominated in foreign currencies are converted to U.S. Dollars using period end spot rates.
(b)	Floating or variable rate security. The reference rate is described above. The rate in effect as of September 30, 2021 is based on the reference rate plus the displayed spread as of the security's last reset date.
(c)	Security is classified as Level 3 in the Fund's fair value hierarchy (see Note 2).
(d)	Investment or portion thereof was not funded as of September 30, 2021. The Fund had $13,276,055 at par value in unfunded commitments pursuant to Delayed Draw Term Loan facilities and unused Revolver capacities. The Consolidated Schedule of Investments records each of these investments as fully funded. A corresponding payable for investments purchased has also been recorded which represents the actual unfunded amount on the balance sheet date.

Unfunded Security	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
9 Story Media Group Inc. Revolver, First Lien Term Loan	$707,093	$122,472	$584,621
AMI US Holdings Inc. Revolver Loan	145,361	58,144	87,217
Appriss Health LLC, First Lien Revolving Credit Term Loan	65,875	–	65,875
Brook Bidco I Limited, CA Facility 1	848,862	–	848,862
Brook Bidco I Limited, CA Facility 2	633,278	–	633,278
Brook Bidco I Limited, Revolving	208,847	2,088	206,759
CST Buyer Company, Revolving Credit Facility Term Loan	233,472	–	233,472
ENC Parent Corp., First Lien Delayed Draw Term Loan	74,568	–	74,568
Engineered Components and Systems LLC, First Lien Delayed Draw Term Loan	179,478	–	179,478
Grammer Purchaser, Inc., First Lien Revolving Term Loan	90,000	–	90,000
HighTower Holdings LLC, Delayed Draw Term Loan	127,316	–	127,316
Intelsat Jackson Holdings SA, First Lien Term Loan	107,609	89,675	17,934
Kellstrom Commercial Aerospace, Inc. - Revolver	361,314	209,562	151,752
Midcap Invest UK Acquisition Facility	1,513,130	–	1,513,130
MRH Trowe Beteiligungsgesellschaft mbH Acquisition	2,745,280	–	2,745,280
MRI Software LLC, Delayed Draw Term Loan	38,984	–	38,984
MRI Software LLC, First Lien Revolving Term Loan	155,944	–	155,944
MZR Buyer, LLC, Revolving Loan	341,954	–	341,954
Naviera Armas S.A. Facility B2	74,016	40,288	33,728
New Look Vision Group, Inc., First Lien Canadian Delayed Draw Term Loan	778,323	236,569	541,754
New Look Vision Group, Inc., First Lien Canadian Revolving Term Loan	266,856	26,685	240,171
Oneshield, Inc., Revolver Loan	115,942	–	115,942
Pack-A-Punch Bidco Limited Acquisition Facility	781,492	–	781,492
Pro Mach Group, Inc., First Lien Delayed Draw Term Loan	214,914	–	214,914
Refficiency Holdings LLC Delayed Term Loan, First Lien Term Loan	69,186	-	69,186
Refine Intermediate, Inc., Revolving Facility Term Loan	467,256	–	467,256
RVR Dealership Holdings LLC, First Lien Delayed Draw Term Loan	82,722	–	82,722
Sontiq, Inc. (fka EZShield, Inc), Revolving Credit Facility	123,549	–	123,549
Sovos Compliance, LLC Term Loan-DD 1L	83,047	–	83,047
SumUp Holdings Midco SARL Delayed Draw	3,821,602	3,159,190	662,412
Sunmed Group Holdings, LLC, Revolver	137,842	44,110	93,732
TLC Purchaser, Inc. Delayed Draw Term Loan	623,197	–	623,197
TLC Purchaser, Inc. Revolver Loan	778,763	560,709	218,054
Tricorbraun Holdings, Inc., First Lien Delayed Draw Term Loan	194,418	66,317	128,101
Trident TPI Holdings, Inc., First Lien Delayed Draw Tem Term Loan	61,321	–	61,321
Whitcraft LLC, First Lien Revolving Term Loan	158,575	–	158,575
World Insurance Associates, LLC, Delayed Draw Term Loan	733,179	531,147	202,032
World Insurance Associates, LLC, Revolving, Revolving Term Loan	81,464	–	81,464
WSP Midco LLC, Delayed Draw Term Loan	158,380	–	158,380
WSP Midco LLC, Revolving Loan	38,602	–	38,602
Total	$18,423,011	$5,146,956	$13,276,055

(e)	Paid in kind security which may pay interest in additional par.
(f)	Fixed rate security.
(g)	Investment or portion thereof has not settled as of September 30, 2021. The interest rate shown represents the stated spread over the applicable London Interbank Offered Rate ("LIBOR" or "L") or Euro Interbank Offered Rate ("EURIBOR" or "EUR L"); the Fund will not accrue interest until the settlement date at which point LIBOR or EURIBOR will be established. If the position is partially settled, the reference rate and floor shown is applicable to the settled portion.
(h)	See Note 2 regarding defaulted securities.
(i)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended (the "Securities Act") and Regulation S of the Securities Act. These securities may be sold in the ordinary course of business in transactions exempt from registration normally to qualified institutional buyers. As of September 30, 2021, the aggregate market value of such securities was $247,067,158, representing 42.72% of net assets.
(j)	CLO subordinated notes, income notes, and Class M notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses.
(k)	Securities may be deemed to be “restricted securities” under the Securities Act. As of September 30, 2021, the restricted securities were as follows:

Restricted	Acquisition Date	Cost	Value September 30, 2021	Value as Percentage of Net Assets Applicable to Common Stockholders September 30, 2021
ACM dcBLOX LLC Warrant	03/22/2021	$281	$–	–%
ACM dcBLOX LLC, Series A Preferred	03/22/2021	463,328	488,239	0.08%
American Consolidated Natural Resources, Inc.	09/16/2020 - 05/19/2021	30,348	105,560	0.02%
American Consolidated Natural Resources, Inc. Preferred	09/16/2020	37,605	535,871	0.09%
Astorg Co-invest Opus 2	06/15/2021	1,406,726	1,752,276	0.30%
Bain Capital Credit CC Fund	09/05/2018 - 06/29/2021	2,004,531	3,389,154	0.59%
Blackbrush Oil - Common	09/21/2020	–	–	–%
Blackbrush Oil - Preferred	09/30/2020	677,793	1,166,803	0.20%
Bruin Blocker LLC	08/31/2020	–	–	–%
Cineworld Group PLC Warrant	11/23/2020	–	47,473	0.01%
East BCC Coinvest III, LLC	07/23/2019	241,930	155,156	0.03%
FineLine Parent Holdings, LP, Class A	02/22/2021	41,077	49,132	0.01%
GIACF Grammer Equity Holdings, LLC - Common Stock	10/01/2018 - 04/02/2019	84,221	85,134	0.01%
GIACF Grammer Equity Holdings, LLC - Preferred Stock (10.00% PIK)	10/01/2018 - 01/01/2021	62,992	64,090	0.01%
GIACF Grammer Equity Holdings, LLC - Warrants	10/01/2018	–	10,159	0.00%
Kellstrom Aerospace Group, Inc.	07/09/2019 - 07/10/2019	171,782	81,893	0.01%
Marlin-Stark Aggregator, L.P. Series A Preferred Units		572,035	559,171	0.10%
Meggitt-USA, Inc., Class A	06/30/2020	700,000	525,560	0.09%
MZR Aggregator, LLC	12/31/2020	52,379	54,315	0.01%
New Frontera Holdings Warrant		715,418	715,418	0.12%
Oneshield Partners LP	09/09/2020	434,783	1,847,619	0.32%
OneShield Partners LP		369,888	369,888	0.06%
PacificCo	03/05/2019	383,355	5,040	0.00%(o)
Pack-a-Punch Lux Topco SARL		348,364	339,545	0.06%
Red Cypress Co-Investment Partners LP, Interests	05/03/2021	186,900	140,674	0.03%
Technicolor USA, Inc.	09/22/2020 - 12/14/2020	854,648	1,029,437	0.18%
TLC Holdco LP	10/11/2019	103,961	44,269	0.01%
Toro Private Investments LP	03/19/2019	324,324	211,502	0.04%
Ultra Petroleum Corp	09/11/2020	214,740	809,941	0.14%
Ultra Resources, Inc., Class A	09/28/2020	1,266,765	2,293,236	0.40%
WSP Midco LLC Series A		254,000	254,000	0.04%
Total		$12,004,174	$17,130,555	2.96%

(l)	Non-income producing security.
(m)	The Fund's interest in this investment is held through a wholly-owned subsidiary of the Fund, GIACF Alternative Holdings, LLC, a Cayman Islands company formed to effect certain non-performing loan investments for the Fund.
(n)	Less than 0.005%.
(o)	Includes cash pledged as collateral under the secured revolving credit facility entered into by CRDTX SPV I, LLC and Citibank N.A..
(p)	Security or portion thereof pledged as collateral under the secured revolving credit facility entered into by CRDTX SPV I, LLC and Citibank N.A..

Common Abbreviations:

BBSY - Bank Bill Swap Bid Rate

CDOR - Canadian Dollar Offered Rate

CLO - Collateralized Loan Obligation

GmbH - German Company with limited liability

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LLLP - Limited Liability Limited Partnership

LP - Limited Partnership

Ltd - Limited Company

PIK - Payment in Kind

PLC - Public Limited Company

Reg S - Regulation S

S.A. - Société Anonyme

SARL - Société A Responsabilité Limitée

SONIA - Sterling Overnight Index Average

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
Counterparty	Settlement Date	Fund Receiving	Value	Fund Delivering	Value	Unrealized Appreciation/ (Depreciation)
Bank of New York Mellon	10/06/21	USD	4,100,440	AUD	3,997,951	$102,489
Bank of New York Mellon	09/02/22	USD	5,046,237	CAD	5,037,957	8,280
Bank of New York Mellon	10/06/21	USD	62,801,136	EUR	61,290,717	1,510,419
Bank of New York Mellon	09/02/22	USD	10,392,651	EUR	10,128,156	264,495
Bank of New York Mellon	10/06/21	USD	21,816,814	GBP	21,261,975	554,839
						$2,440,522

See Notes to Quarterly Consolidated Portfolio of Investments.

Griffin Institutional Access Credit Fund

Notes to Quarterly Consolidated Schedule of Investments

September 30, 2021 (Unaudited)

1. ORGANIZATION

Griffin Institutional Access Credit Fund (the “Fund”) is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund was organized as a statutory trust on April 5, 2016 under the laws of the State of Delaware. The Fund commenced operations on April 3, 2017 and is authorized to issue an unlimited number of shares with no par value. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at net asset value. The Fund’s investment adviser is Griffin Capital Credit Advisor, LLC (the “Adviser”), and BCSF Advisors, LP (the “Sub-Adviser”), an affiliate of Bain Capital Credit, LP, serves as the Fund’s sub-adviser. Both the Adviser and Sub-Adviser are registered as investment advisers with the SEC pursuant to the provisions of the Investment Advisers Act of 1940, as amended. The investment objective of the Fund is to generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets. The Fund pursues its investment objective by investing in a range of secured and unsecured debt obligations, which may be syndicated, consisting of U.S. high yield securities, global high yield securities, direct lending investments including direct originated debt obligations, collateralized loan obligations (“CLOs”), and other fixed-income and fixed-income related securities. The portfolio may consist of high yield bonds, bank loans, equity securities, CLOs, and direct lending investments, which may include senior direct lending (“SDL”) as well as subordinate and unitranche direct lending. The Fund may also acquire warrants and other equity interests through its direct lending activities. The portfolio may also consist of, to a lesser extent, special situations investments such as non-performing loans (“NPLs”). In pursuing its investment objective, the Fund may also directly or indirectly invest in derivative investments.

The Fund currently offers Class A, Class C, Class I, Class L, and Class M shares. Class A, Class C and Class I shares commenced operations on April 3, 2017. Class L shares commenced operations on September 5, 2017. Class F shares commenced operations on September 25, 2017 and are no longer offered except for reinvestment of dividends. Class M shares commenced operations on November 2, 2021. Class A and Class L shares are offered subject to a maximum sales charge of 5.75% and 4.25%, respectively, of their offering price. Class C, Class I, and Class M shares are offered at net asset value per share. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific service and distribution fees), and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. An affiliate of the Adviser owns shares in the Fund representing 1.61% of net asset value as of September 30, 2021.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation – The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies. The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Consolidation of GIACF Alternative Holdings, LLC – GIACF Alternative Holdings, LLC, (the “NPL Subsidiary”), a Cayman Islands exempted company and wholly-owned subsidiary of the Fund, was formed on September 18, 2018. The NPL Subsidiary acts as an investment vehicle for the Fund in order to effect certain NPL investments for the Fund. The Fund is the managing and sole member of the NPL Subsidiary pursuant to a limited liability company operating agreement. As a wholly-owned subsidiary of the Fund, the financial results of the NPL Subsidiary are included in the consolidated financial statements and financial highlights of the Fund. All investments held by the NPL Subsidiary are disclosed in the Consolidated Schedule of Investments. All inter-company accounts and transactions have been eliminated in consolidation.

The NPL Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the NPL Subsidiary is a Controlled Foreign Corporation, which generates and is allocated no income that is considered effectively connected with U.S. trade of business and, as such, is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the NPL Subsidiary’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Consolidation of CRDTX SPV I, LLC – CRDTX SPV I, LLC (the "Financing Subsidiary"), a Delaware Limited Liability Company and wholly-owned subsidiary of the Fund, was formed on November 27, 2018. The Fund and CRDTX SPV I, LLC, are party to a secured revolving credit facility with Citibank, N.A. ("Citi Credit Facility") subject to the limitations of the 1940 Act for borrowings.  The Citi Credit Facility allows the Financing Subsidiary to borrow up to $150 million and is secured by all of the assets held by the Financing Subsidiary. The Fund is the managing and sole member of CRDTX SPV I, LLC pursuant to a limited liability company operating agreement and the Fund will remain the sole member and will continue to wholly own and control CRDTX SPV I, LLC. As a wholly-owned subsidiary of the Fund, the financial results of CRDTX SPV I, LLC are included in the consolidated financial statements and financial highlights of the Fund. Assets pledged as collateral by CRDTX SPV I, LLC under the secured revolving credit facility are disclosed in the Consolidated Schedule of Investments. All inter-company accounts and transactions have been eliminated in consolidation.

Single-Asset Subsidiaries – Certain investments of the Fund will be held in single-asset subsidiaries controlled by the Fund (the “Single-Asset Subsidiaries”). The Single-Asset Subsidiaries are generally formed as needed to hold a particular equity investment obtained in private transactions. The financial statements of the Single-Asset Subsidiaries are included in the consolidated financial statements and financial highlights of the Fund. The equity holdings of the Single-Asset Subsidiaries are disclosed in the Consolidated Schedule of Investments. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund will generally consolidate any wholly-owned or controlled subsidiary. For purposes of the Fund’s investment restrictions, guidelines and limitations, the Fund will aggregate direct investments with investment exposure provided by its wholly-owned and controlled subsidiaries.

Security Valuation – The Fund’s net asset value per share is calculated, on a class-specific basis, by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses and other liabilities of the Fund by the total number of shares outstanding. During the continuous offering, the price of the shares will increase or decrease on a daily basis according to the net asset value of the shares.

Portfolio securities held by the Fund are valued at their current market values determined on the basis of market or dealer quotations from independent pricing services approved by the Board. If market or dealer quotations are not readily available or deemed unreliable, the Board will determine in good faith, the fair value of such securities. For securities that are fair valued in ordinary course of Fund operations, the Board has delegated the day-to-day responsibility for determining fair valuation to the Fair Value Pricing Committee in accordance with the policies approved by the Board. In determining the fair value of a security for which there are no readily available market or dealer quotations, the Adviser and Sub-Adviser, together with the Fair Value Pricing Committee, will take into account all reasonably available information that may be relevant to a particular security including, but not limited to: pricing history, current market level, supply and demand of the respective security; the enterprise value of the portfolio company; the portfolio company’s ability to make payments and its earnings and discounted cash flow, comparison to the values and current pricing of publicly traded securities that have comparable characteristics; comparison to publicly traded securities including factors such as yield, maturity, and credit quality; knowledge of historical market information with respect to the security; fundamental analytical data, such as periodic financial statements, and other factors or information relevant to the security, issuer, or market. The Fund has also retained the services of third-party valuation firms to review valuations of certain securities for which market or dealer quotations are unavailable or deemed unreliable and to assist in determining fair value where applicable, however, the ultimate determination of fair value will be made by the Board and not by such third-party valuation firm. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Forward foreign currency exchange contracts are typically valued at their quoted daily prices obtained from an independent pricing service. The aggregate settlement values and notional amounts of the forward foreign currency exchange contracts will not be recorded in the Consolidated Statement of Assets and Liabilities. However, fluctuations in the value of the forward foreign currency exchange contracts will be recorded in the Consolidated Statement of Assets and Liabilities as an asset or liability and in the Consolidated Statement of Operations as unrealized appreciation or depreciation until terminated.

Fair Value Measurements – In accordance with ASC Topic 820 – Fair Value Measurement and Disclosures, a three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value, as follows:

Level 1	–	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the period ended September 30, 2021 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s investments as of September 30, 2021:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Bank Loans	$–	$279,679,354	$167,132,916	$446,812,270
Corporate Bonds	–	175,243,478	2,703,362	177,946,840
Convertible Corporate Bonds	–	1,230,440	–	1,230,440
Collateralized Loan Obligations	–	77,762,278	–	77,762,278
Equity Interest	1,029,437	2,987,180	13,113,938	17,130,555
Exchange Traded Funds	10,836,021	–	–	10,836,021
Total	$11,865,458	$536,902,730	$182,950,216	$731,718,404
Other Financial Instruments*
Assets:
Forward Foreign Currency Contracts	$–	$2,440,522	$–	$2,440,522
Total	$–	$2,440,522	$–	$2,440,522

*	Other financial instruments are derivative instruments reflected in the Consolidated Schedule of Investments. The derivatives shown in this table are reported at their unrealized appreciation/ (depreciation) at measurement date, which represents the change in the contracts' value.

The changes of fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

	Bank Loans	Corporate Bonds	Collateralized Loan Obligations	Equity Interest	Total
Balance as of December 31, 2020	100,972,457	1,914,601	712,500	7,054,491	110,654,049
Accrued Discount/Premium	451,313	11,190	71	-	462,574
Realized Gain/(Loss)	1,102,546	-	40,504	62,323	1,205,373
Change in Unrealized Appreciation/(Depreciation)	(1,355,464)	(44,590)	-	2,996,207	1,596,153
Purchases	100,082,774	-	-	4,941,065	105,023,839
Sales Proceeds	(32,294,321)	-	(753,075)	(1,399,237)	(34,446,633)
Transfer Into Level 3	7,434,521	822,161	-	-	8,256,682
Transfer Out of Level 3	(9,260,910)	-	-	(540,911)	(9,801,821)
Balance as of September 30, 2021	167,132,916	2,703,362	-	13,113,938	182,950,216
Net change in unrealized appreciation/(depreciation) included in the Consolidated Statements of Operations attributable to Level 3 investments held at September 30, 2021	(1,004,950)	(44,106)	-	2,572,633	1,523,577

The following is a reconciliation for the period ended September 30, 2021 of the total return swap contracts for which significant unobservable inputs (Level 3) were used in determining fair value:

Total Return Swap Contracts
Balance as of December 31, 2020	$95,095
Change in Unrealized Appreciation/(Depreciation)	–
Purchases	–
Sales Proceeds	(95,095)
Transfers Out of Level 3	–
Balance as of September 30, 2021	$–
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at September 30, 2021	$–

The table below provides additional information about the Level 3 Fair Value Measurements as of September 30, 2021:

Quantitative Information about Level 3 Fair Value Measurements

					Range
Asset Class	Fair Value		Valuation Technique	Unobservable Inputs	Minimum		Maximum		Weighted Average
Bank Loans	108,306,265		Yield Analysis	Market Yield	4.17%		16.73%		8.27%
Bank Loans	31,052,053	(b)	Third Party Pricing Service	Broker Quote(a)	$98.75		$107.25		$100.24
Bank Loans	21,358,728	(c)	Purchase Price	Purchase Price(a)	$60.00		$107.00		$98.25
Bank Loans	5,022,604		Enterprise Value Analysis	EBITDA Multiple	7.60	x	9.00	x	7.70	x
Bank Loans	823,383		Recovery Analysis	Discount Rate	10.00%		10.00%		10.00%
Bank Loans	569,882		Pending Transaction	Redemption Price(a)	$100.00		$100.00		$100.00
Corporate Bond	1,881,201		Discounted Cash Flows	Discount Rate	8.55%		8.55%		8.55%
Corporate Bond	822,161		Third Party Pricing Service	Broker Quote(a)	$0.20		$95.38		$95.15
Equity Interests	4,555,957		Discounted Cash Flows	Discount Rate	10.00%		14.85%		13.61%
Equity Interests	5,879,905		Enterprise Value Analysis	EBITDA Multiple	7.60	x	23.50	x	16.65	x
Equity Interests	1,868,134	(c)	Purchase Price	Purchase Price(a)	$0.00		$11.00		$4.83
Equity Interests	809,941		Third Party Pricing Service	Broker Quote(a)	$43.38		$43.38		$43.38

Total	$182,950,216

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Market Yield	Decrease	Increase
EBITDA Multiple	Increase	Decrease
Discount Rate	Decrease	Increase
Broker Quote	Increase	Decrease

(a)	The Fund did not develop the unobservable inputs for the determination of fair value (examples include single source broker quotations from third party pricing services and prior or pending transactions).
(b)	Securities or portions thereof pledged as collateral under the secured revolving credit facility entered into by CRDTX SPV I, LLC and Citibank N.A.. (c) Investments acquired during the quarter ended September 30, 2021.

The Fund used valuation techniques consistent with the income approach and market approach to determine the fair value of certain Level 3 assets as of September 30, 2021. The valuation techniques utilized by the Fund included enterprise value analysis, discounted cash flows analysis, and yield analysis. The enterprise value analysis measures fair value of a portfolio company based upon an assessment of multiples such as EBITDA or revenue that are typically determined through review of market comparable transactions and publicly traded comparable companies. Such multiples are subsequently applied to the underlying portfolio company financial multiple, generally EBITDA or revenue, to estimate enterprise value. Total enterprise value is first allocated to the debt holders and then allocated across the capital structure reflecting applicable rights and preferences of the remaining equity securities to determine fair value of certain of the Fund’s equity interests. The significant unobservable input used in the enterprise value analysis is generally the EBITDA or revenue multiple. The Fund also utilized the discounted cash flows analysis to measure fair value of certain of the Fund’s equity and debt investments. The discounted cash flows analysis is a technique whereby future expected cash flows of the underlying investment are discounted to determine a present value using a discount rate. The significant unobservable input used in the discounted cash flows analysis is the discount rate. The yield analysis technique measures fair value of an investment based upon an assessment of expected market yields of other businesses of similar size in the same industry which are used to establish a discount rate. Future cash flows are then discounted back to present value using the discount rate to determine fair value of certain of the Fund’s debt investments. The significant unobservable input used in the yield analysis is yield.

Generally, new investments not valued by a third-party pricing service are held at purchase price initially until the investment has been held by the Fund for a full quarter. The Fair Value Pricing Committee subsequently determines the application of a fair value methodology at the next valuation date. The Fair Value Pricing Committee will convene if there has been a material change to the applicable portfolio company between the time of investment and the next valuation date.

The carrying and fair value of the Fund's debt obligation as of September 30, 2021 for which the Fund has determined would be categorized as Level 2 in the fair value hierarchy was $127,645,324.

Securities Transactions, Revenue Recognition and Expenses – The Fund records its investment transactions on a trade date basis. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specified identification method. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Discount and premium to par value on investments acquired are accreted and amortized, respectively, into interest income over the life of the respective investment using the effective interest method. Loan origination fees, original issue discount and market discount or premium are capitalized and amortized against or accreted into interest income using the effective interest method or straight-line method, as applicable. For the Fund’s investments in revolving bank loans, the cost basis of the investment purchased is adjusted for the cash received for the discount on the total balance committed. The fair value is also adjusted for price appreciation or depreciation on the unfunded portion. Upon prepayment of a loan or debt security, any prepayment premium is recorded as interest income.

Dividend income on preferred equity investments is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity investments is recorded on the record date for private portfolio companies and on the ex-dividend date for publicly traded portfolio companies. Distributions received from a limited liability company or limited partnership investments are evaluated to determine if the distribution should be recorded as dividend income or a return of capital.

Income from securitization vehicles and investments in the equity class securities of CLO vehicles (typically income notes or subordinated notes) is recorded daily using the effective interest method in accordance with the provisions of ASC 325-40, Beneficial Interests in Securitized Financial Assets, based upon a calculation of the effective yield to the expected redemption date based on an estimate of future cash flows, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The Fund monitors the expected residual payments, and the effective yield is determined and updated quarterly.

Certain investments may have contractual payment-in-kind (“PIK”) interest or dividends. PIK represents accrued interest or accumulated dividends that are added to the loan principal of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or upon being called by the issuer. PIK is recorded as interest or dividend income, as applicable. If at any point the Fund believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. Accrued PIK interest or dividends are generally reversed through interest or dividend income, respectively, when an investment is placed on non-accrual status.

Expenses are recorded on an accrual basis.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. EST).

Foreign Securities – The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Cash and Cash Equivalents – The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Loan Participation and Assignments – The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of the loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from lenders they acquire direct rights against the borrower of the loan. The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a fee based on the undrawn portion of the underlying line of credit of a floating rate loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. For the period ended September 30, 2021, no penalty fees were received by the Fund. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. At September 30, 2021, the Fund had $13,276,055 at par value in unfunded loan commitments.

Defaulted Securities – The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. As of September 30, 2021, the aggregate value of those securities was $1,606,839 representing 0.28% of the Fund's net assets. The Fund doesn't accrue income on securities for which income has been deemed uncollectible. Additionally, the Fund provides for losses on interest of receivable. Such securities have been identified on the accompanying Consolidated Schedule of Investments.

Distributions to Shareholders – The Fund intends to accrue dividends daily and to distribute as of the last business day of each quarter. Distributions of net capital gains are normally accrued and distributed in December. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Fund indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” (more than a fifty percent chance) to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2020 returns.

Commitments and Contingencies – In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and may be engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

3. DERIVATIVE TRANSACTIONS

The Fund’s investment objectives allow the Fund to enter into various types of derivative contracts such as forward foreign currency contracts. Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward foreign currency exchange contracts are typically valued at their quoted daily prices obtained from an independent pricing service.

Risk of Investing in Derivatives – The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Forward Foreign Currency Contracts – The Fund engaged in currency transactions with counterparties during the period ended September 30, 2021 to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to gain or reduce exposure to certain currencies. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is terminated, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

4. PRINCIPAL RISK Factors

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Bank Loans Risk The Fund expects that some of its investments will consist of interests in loans originated by banks and other financial institutions. The loans invested in by the Fund may include term loans and revolving loans, may pay interest at a fixed or floating rate and may be senior or subordinated. Purchasers of bank loans are predominantly commercial banks, investment funds and investment banks. As secondary market trading volumes for bank loans increase, new bank loans are frequently adopting standardized documentation to facilitate loan trading which should improve market liquidity. There can be no assurance as to when or even if this current market illiquidity and volatility will abate or that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity, that the current period of illiquidity will not persist or worsen and that the market will not experience periods of significant illiquidity in the future. In addition, the Fund will make investments in stressed or distressed bank loans which are often less liquid than performing bank loans. The Fund may utilize total return swaps for the purpose of gaining exposure to bank loans.

CLO Risk In addition to the general risks associated with debt securities and structured products discussed herein, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLO equity and junior debt securities that the Fund may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the liabilities of a CLO at inception exceed its total assets. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. The Fund’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on the Fund’s net assets.

Credit Risk There is a risk that debt issuers will not make payments, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Cybersecurity Risk Cybersecurity refers to the combination of technologies, processes and procedures established to protect information technology systems and data from unauthorized access, attack or damage. The Fund and its affiliates and third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years and the Fund could suffer such losses in the future. The Fund’s and its affiliates’ and third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of their respective affiliates and third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect the Fund’s business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, the Fund may be required to expend significant additional resources to modify the Fund’s protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks.

Debt Securities Risk When the Fund invests in debt securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Direct Origination Risk A portion of the Fund’s investment may be originated by certain affiliates of the Sub-Adviser, subject to the conditions of the Fund’s exemptive relief. The results of the Fund’s operations depend on several factors, including the availability of opportunities for the origination or acquisition of target investments, the level and volatility of interest rates, the availability of adequate short and long-term financing, conditions in the financial markets and economic conditions. Further, the Fund’s inability to raise capital and the risk of portfolio company defaults may materially and adversely affect the Fund’s investment originations, business, liquidity, financial condition, results of operations and its ability to make distributions to its shareholders. In addition, competition for originations of and investments in the Fund’s target investments may lead to the price of such assets increasing, which may further limit its ability to generate desired returns. Also, as a result of this competition, desirable investments in the Fund’s target investments may be limited in the future and the Fund may not be able to take advantage of attractive investment opportunities from time to time, as the Fund can provide no assurance that the Adviser and Sub-Adviser will be able to identify and make investments that are consistent with its investment objective. Additionally, the Fund may originate certain of its investments with the expectation of later syndicating a portion of such investment to third parties. Prior to such syndication, or if such syndication is not successful, the Fund’s exposure to the originated investment may exceed the exposure that the Adviser and Sub-Adviser intended to have over the long-term or would have had had it purchased such investment in the secondary market rather than originating it.

Foreign Exchange Rate Risk Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

High Yield Debt Risk A substantial portion of the high yield debt in which the Fund intends to invest are rated below investment-grade by one or more nationally recognized statistical rating organizations or are unrated but of comparable credit quality to obligations rated below investment-grade, and have greater credit and liquidity risk than more highly rated debt obligations. Lower-rated securities may include securities that have the lowest rating or are in default. High yield debt is generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high yield debt reflects a greater possibility that adverse changes in the financial condition of the obligor or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the obligor to make payment of principal and interest. Many issuers of high yield debt are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. In addition, many issuers of high yield debt may be in poor financial condition, experiencing poor operating results, having substantial capital needs or negative net worth or be facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. Certain of these securities may not be publicly traded, and therefore it may be difficult to obtain information as to the true condition of the issuers. Overall declines in the below investment-grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their debt at maturity. High yield debt is often less liquid than higher rated securities.

Leveraging Risk The use of leverage, such as in connection with derivatives and borrowing money to purchase securities, by the Fund will magnify the Fund’s gains or losses. Generally, the use of leverage also will cause the Fund to have higher expenses (especially interest and/or short selling related dividend expenses) than those of funds that do not use such techniques. In addition, a lender to the Fund may terminate or refuse to renew any credit facility. If the Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further depress the returns on the Fund. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index could result in a loss substantially greater than the amount invested in the derivative itself. When the Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. In an effort to limit leverage risk, the Fund will earmark assets determined to be liquid to cover its obligations under swap agreements.

LIBOR Risk Holdings of certain of the Fund’s underlying investments may be based on floating rates, such as LIBOR. The London Interbank Offered Rate, or LIBOR, is a benchmark that dictates daily interest rates on loans and financial instruments globally. Plans are underway to phase out the use of LIBOR which indicates the continuation of LIBOR and other reference rates on the current basis cannot and will not be guaranteed after 2021. Any replacement rate chosen may be less favorable than the current rates. Until the announcement of the replacement rate, the Fund may continue to invest in assets that may reference LIBOR or otherwise use LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund’s investments cannot yet be determined.

Liquidity of Investments Risk The lack of an established, liquid secondary market for a certain portion of the Fund’s investments may have an adverse effect on the market value of the Fund’s investments and the Fund’s ability to dispose of them. Additionally, certain investments may be subject to certain transfer restrictions that may also contribute to illiquidity. Further, Fund assets that are typically traded in a liquid market may become illiquid if the applicable trading market tightens. Therefore, no assurance can be given that the Fund can dispose of a particular investment at its prevailing fair value. A portion of the Fund’s investments may consist of securities that are subject to restrictions on resale by the Fund because they were acquired in a "private placement" or similar transaction or because the Fund is deemed to be an affiliate of the issuer of such securities. The Fund will be able to sell such securities only under applicable securities laws, which may permit only limited sales under specified conditions or subject the Fund to additional potential liability.

Medium and Small Capitalization Company Risk Some issuers of the Fund’s investments may be medium or small capitalization companies which may be newly formed or have limited product lines, distribution channels, and financial or managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more-established companies. The Fund does not maintain a policy limiting its ability to invest in medium or small capitalization companies. This may cause the Fund’s NAV to be more volatile when compared to investment companies that focus only on large capitalization companies. Generally, securities of medium and small capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Sub ̶Adviser to sell at times and at prices that the Sub ̶Adviser believes appropriate, and generally are more volatile than those of larger companies. Compared to large companies, smaller companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth, and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Mezzanine Securities Risk Most of the Fund’s mezzanine securities and other investments (if any) are expected to be unsecured and made in companies whose capital structures have significant indebtedness ranking ahead of the investments, all or a significant portion of which may be secured. While the securities and other investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking ahead of the investments and may benefit from cross-default provisions and security over the portfolio company’s assets, some or all of such terms may not be part of particular investments. Mezzanine securities and other investments generally are subject to various risks including, without limitation: (i) a subsequent characterization of an investment as a “fraudulent conveyance”; (ii) the recovery as a “preference” of liens perfected or payments made on account of a debt in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called “lender liability” claims by the issuer of the obligations; and (v) environmental liabilities that may arise with respect to collateral securing the obligations.

Non-Performing Loans Risk The Fund’s investments are expected to include investments in non-performing and sub-performing loans which often involve workout negotiations, restructuring and the possibility of foreclosure. These processes are often lengthy and expensive. In addition, the Fund’s investments may include securities and debt obligations of financially distressed issuers, including companies involved in bankruptcy or other reorganization and liquidation proceedings. As a result, the Fund’s investments may be subject to additional bankruptcy related risks, and returns on such investments may not be realized for a considerable period of time.

Pandemic Risk An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in December 2019 and has now been detected globally. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak, or other infectious diseases, may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of debt securities with properties, operations, productions, offices, and/or personnel in (or other exposure to) areas affected by diseases outbreaks may experience significant disruptions to their business and/or holdings. The potential impact on the credit markets may include market illiquidity, defaults and bankruptcies, among other consequences, particularly on issuers in the airline, travel and leisure and retail sectors. The extent to which COVID-19 or other infectious diseases will affect the Fund, the Fund’s service providers and/or such issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 and the actions taken to contain COVID-19. The duration of the COVID-19 outbreak cannot be determined with certainty.

Secured Debt Risk Secured debt holds the most senior position in the capital structure of a borrower. Secured debt in most circumstances is fully collateralized by assets of the borrower. Thus, it is generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of the Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally. Moreover, the security for the Fund’s investments in secured debt may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.

Secured debt usually includes restrictive covenants, which must be maintained by the borrower. The Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the borrower. Such instruments, unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.

Secured debt typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Fund may invest in secured debt that is secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund.

Structured Products Risk The Fund may invest in Collateralized Debt Obligations (“CDOs”) and other structured products, consisting of Collateralized Bond Obligations, Collateralized Loan Obligations (“CLOs”) and credit-linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund. Certain structured products may be thinly traded or have a limited trading market. CLOs and credit-linked notes are typically privately offered and sold.

Subordinated and Unsecured or Partially Secured Loans Risk The Fund may invest in unsecured loans and secured subordinated loans, including second and lower lien loans. Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than senior loans of the same borrower.

Unitranche Debt Risk Unitranche debt will be structured as senior secured debt, including first priority liens on an issuer's assets. Unitranche debt typically provides for moderate loan amortization in the initial years of the facility, with the majority of the principal payment deferred until loan maturity. Since unitranche debt generally allows the borrower to make a large lump sum payment of principal at the end of the loan term, there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. In some cases, the Fund will be the sole lender, or the Fund together with its affiliates will be the sole lender, of unitranche debt, which can provide the Fund with more influence interacting with a borrower in terms of monitoring and, if necessary, remediation in the event of underperformance.

Valuation of Private Investments Risk While the valuation of the Fund’s publicly-traded securities are more readily ascertainable, the Fund’s ownership interest in private investments (including Private Corporate Debt Investments) are not publicly traded. The fair value of loans, securities and other investments that are not publicly traded may not be readily determinable, and the Fund will value these investments at fair value as determined in good faith by the Board, including to reflect significant events affecting the value of the Fund’s investments. Many of the Fund’s investments, including certain Private Corporate Debt Investments, will be classified as Level 3 under Topic 820 of the U.S. Financial Accounting Standards Board’s Accounting Standards Codification, as amended, Fair Value Measurements and Disclosures (“ASC Topic 820”). This means that the Fund’s portfolio valuations will be based on unobservable inputs and the Fund’s own assumptions about how market participants would price the asset or liability in question. The Fund expects that inputs into the determination of fair value of the Fund’s portfolio investments will require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. In connection with fair value determinations, the Adviser and Sub-Adviser, together with the Fair Value Pricing Committee, may provide the Board with valuations based upon certain inputs that take into account all reasonably available information that may be relevant to a particular security including, but not limited to: pricing history, current market level, supply and demand of the respective security; the enterprise value of the portfolio company; the portfolio company’s ability to make payments and its earnings and discounted cash flow, comparison to the values and current pricing of publicly traded securities that have comparable characteristics; comparison to publicly traded securities including factors such as yield, maturity, and credit quality; knowledge of historical market information with respect to the security; fundamental analytical data, such as periodic financial statements, and other factors or information relevant to the security, issuer, or market. The Fund has also retained the services of third-party valuation firms to review valuations of certain securities for which market or dealer quotations are unavailable or deemed unreliable and to assist in determining fair value where applicable, however, the ultimate determination of fair value will be made by the Board and not by such third-party valuation firm. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Fund’s determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. The Fund’s net asset value could be adversely affected if the Board’s determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such securities.